Exhibit 99.1

[Logo of Entergy]                             For further information:
				Nancy Morovich, VP, Investor Relations
				  Phone 504/576-5506, Fax 504/576-2897
INVESTOR NEWS                                      nmorovi@entergy.com


July 30, 2002


		 ENTERGY REPORTS RECORD SECOND QUARTER
			 OPERATIONAL EARNINGS

NEW ORLEANS - Entergy Corporation reported solid second quarter 2002 operational earnings of $1.17 per share compared with $1.06 in the same period of 2001, reflecting increased earnings from both utility operations and Entergy's non-utility nuclear business. Second quarter 2002 results set a new record for the company and were 10 percent higher than the same period one year ago. On an as reported basis, Entergy reported income of $1.06 per share, an amount equal to earnings for the same period in 2001. Second quarter 2002 reported results reflected a special charge in connection with costs associated with the restructuring of Entergy's wholesale power development business.

"Operating results reflect the positive impact of some strengthening of the economy in the utility's service territory and continued strong performance in Entergy Nuclear" said J. Wayne Leonard, Entergy's chief executive officer. "We're delivering on the commitments we have made to our stakeholders, and we have not allowed the disruptive activities in the sector to distract us. Four years ago we said we were going to deliver superior financial results by focusing on our core competencies, providing outstanding customer service, and maintaining sound financial integrity. We've met, and in most instances exceeded, these goals and we're committed to pursuing excellence with the highest level of ethics and integrity in our business practices and safety in our operations."

Table 1 provides a comparative summary of earnings per share for second quarter and year-to-date 2002.
----------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
Second Quarter and Year-to-Date 2002 vs. 2001
(Per share in U.S. $)
----------------------------------------------------------------------
				Second Quarter        Year-to-Date
			      2002   2001 $ Change 2002   2001  $ Change
As Reported
      U.S. Utility            0.85   0.74   0.11   1.31   1.25   0.06
      Parent & Other         (0.02)  0.03  (0.05) (0.05) (0.01) (0.04)
      Competitive Businesses  0.23   0.29  (0.06) (0.54)  0.51  (1.05)
			     ----------------------------------------
  Consolidated Earnings       1.06   1.06    -     0.72   1.75  (1.03)

Less Special Items
      U.S. Utility             -      -      -      -    (0.01)  0.01
      Parent & Other           -      -      -      -    (0.05)  0.05
      Competitive Businesses (0.11)   -    (0.11) (1.26)   -    (1.26)
			     ----------------------------------------
  Total                      (0.11)   -    (0.11) (1.26) (0.06) (1.20)
Operational
      U.S. Utility            0.85   0.74   0.11   1.31   1.26   0.05
      Parent & Other         (0.02)  0.03  (0.05) (0.05)  0.04  (0.09)
      Competitive Businesses  0.34   0.29   0.05   0.72   0.51   0.21
			     ----------------------------------------
  Consolidated Earnings       1.17   1.06   0.11   1.98   1.81   0.17

Weather Impact                 -      -      -     0.03   0.05  (0.02)

U.S. Utility

In second quarter 2002, as reported and operational utility earnings were $0.85 per share, compared to $0.74 in second quarter 2001. The increase in earnings quarter to quarter resulted primarily from higher revenues due to increased sales volume reflecting both modest customer growth and higher usage levels. Operation and maintenance expenses were significantly higher during second quarter 2002 due primarily to previously deferred ice storm costs being expensed as a result of the settlement reached with the Arkansas Public Service Commission. As noted in footnote (a) to Table 8, the net income impact of these expenses was essentially offset by revenues recorded in accordance with the regulatory settlement. After excluding the ice storm settlement costs, operation and maintenance expenses were modestly higher in 2002 compared to 2001 due primarily to spending in fossil and nuclear generation. For the year 2002, operation and maintenance expenses are projected to be slightly higher compared to 2001 levels. However, improved sales and revenues driven primarily by a more positive economic environment is expected to more than overcome this increase.

Higher usage in second quarter 2002 increased residential sales by 7 percent, compared to second quarter 2001. Commercial and governmental sales were up 3 percent, reflecting increased usage across all commercial customer classes, while industrial sales experienced a 4 percent reduction quarter over quarter. The reduction in industrial sales was due exclusively to the impact of contractual modifications which reclassified certain industrial customers from retail to wholesale. After removing the impact of the reclassification, industrial sales reflected an increase of 1.5 percent resulting primarily from increased usage in the petroleum refining sector. The increase in usage across retail customer classes, which totaled 3.6 percent after the above reclassification, as well as the growth in the number of customers during the quarter, demonstrate some economic recovery beginning to take hold in the Entergy service territory. A summary of sales volumes by customer class is included in Appendix A to this release.

Table 2 provides a summary of the utility's key operational measures with quarter-to-quarter and year-to-date comparisons.

-----------------------------------------------------------------------
Table 2:  Utility Operational Performance Measures
Second Quarter and Year-to-Date 2002 vs. 2001 (see appendix C for definitions of measures)
-----------------------------------------------------------------------
				   Second Quarter         Year-to-Date
				2002     2001 % Change  2002       2001   % Change
Utility
Generation in GWh              22,698   23,814   -5%   43,729     45,284     -3%
GWh billed
   Residential                  7,202    6,733    7%   14,476     14,269      1%
   Commercial and Gov't         6,766    6,538    3%   12,981     12,727      2%
   Industrial                  10,294   10,710   -4%   19,884     21,022     -5%
Weather degree day deviation     44       94     -53%    72        3,426    -98%
 from normal
Operation & maintenance        $23.87   $14.33   67%   $20.46     $14.58     40%
 expense
Reliability
   SAIFI                        2.00     2.21    -10%
   SAIDI                        150.7    169.5   -11%
   Reliability complaints        24       28     -14%    38         59      -36%
   Safety                         3        9     -67%    11         13      -15%
Number of customers
   Residential                                        2,233,198 2,215,321   0.8%
   Commercial & Gov't                                  315,675   309,289     2%
   Industrial                                          39,455     39,538    -0.2%
---------------------------------------------------------------------------------

The utility continues to pursue the approval of rate plans and mechanisms that provide increased certainty as to the allowable earnings levels and provide incentives to reward operating excellence. Appendix B provides a summary of the utility's pending regulatory events and regulatory recovery mechanisms by operating subsidiary.

Parent & Other

Parent & Other recorded an as reported loss per share of $(0.02) in second quarter 2002, compared with earnings of $0.03 in second quarter 2001. The loss in second quarter 2002 was due primarily to lower interest income earned in 2002 resulting from lower yields on invested cash and higher corporate expenses in the current quarter.

Competitive Businesses

As reported earnings were $0.23 per share for the competitive businesses in second quarter 2002 compared to $0.29 in the same period of 2001. Second quarter 2002 results include a special charge totaling $(0.11) which reflects asset impairments and restructuring costs in connection with the wholesale power development business. The $(0.11) net charge also includes an offsetting gain of $0.10 primarily associated with the sale of certain assets in connection with the restructuring process. Excluding this special charge, operational earnings increased 17 percent, from $0.29 per share in second quarter 2001 to $0.34 in second quarter 2002. This increase in operational earnings reflects continued strong performance in non-utility nuclear operations which served to more than offset lower results from Energy Commodity Services.

Table  3  provides  a  2002 vs. 2001 comparison  of  contributions  by business for the second quarter and year-to-date, on both an as reported and operational bases.
-----------------------------------------------------------------------
Table 3: Competitive Businesses Contributions to Earnings Per Share Second Quarter and Year-to-Date 2002 vs. 2001
-----------------------------------------------------------------------
(Per share in U.S. $)
				 Second Quarter         Year-to-Date
			      2002   2001    $     2002   2001      $
					   Change                 Change
As Reported
Entergy Nuclear               0.24   0.15   0.09   0.42   0.29     0.13
Energy Commodity Services    (0.01)  0.14  (0.15) (0.96)  0.22    (1.18)
			     ------------------------------------------
Total                         0.23   0.29  (0.06) (0.54)  0.51    (1.05)

Less Special Items
Entergy Nuclear                -      -      -      -       -       -
Energy Commodity Services    (0.11)   -    (0.11) (1.26)    -     (1.26)
			     ------------------------------------------
Total                        (0.11)   -    (0.11) (1.26)    -     (1.26)

Operational
Entergy Nuclear               0.24   0.15   0.09   0.42   0.29     0.13
Energy Commodity Services     0.10   0.14  (0.04)  0.30   0.22     0.08
			     ------------------------------------------
Total                         0.34   0.29   0.05   0.72   0.51     0.21

-----------------------------------------------------------------------

Table 4 provides a summary of Entergy's non-utility generation in MWh sold forward for the years 2002 and 2003.

Table 4: Competitive Businesses Percent of Generation Sold Forward Years 2002 and 2003 (see appendix C for definitions of measures)
-----------------------------------------------------------------------
							       2002 2003
Entergy Nuclear
Percent of EN's total planned MWh of generation sold forward 100% 99% Energy Commodity Services
Percent of ECS' total planned MWh of generation sold forward*   46%  20%
Percent of Competitive Businesses' planned MWh of               96%  93%
  generation sold forward
------------------------------------------------------------------------

     - Effective this quarter, Damhead Creek, an 800 MW gas-fired unit in the U.K., is not included in sold forward metrics consistent with Entergy's first quarter 2002 restructuring announcement.

Entergy Nuclear

Entergy  Nuclear  (EN)  earned $0.24 per share compared  to  $0.15  in
second   quarter  2001.   The  increase  was  due  primarily  to   the
contribution in 2002 of Indian Point 2, which was acquired in September 2001, as well as higher overall output levels due to the absence of refueling outages in 2002. Two refueling outages were conducted during second quarter 2001; none were conducted in second quarter 2002. EN's average capacity factor was 98.5 percent for second quarter 2002 as compared to 77.8 percent for the same period in 2001 reflecting the timing of plant refuelings.

EN continues to achieve excellent operational performance. EN expanded its production capacity by 39 percent and its output by 77 percent quarter over quarter. Average production costs increased quarter to quarter due primarily to the inclusion of amortized refueling outage costs in 2002 for the Pilgrim and Indian Point 3 units. Currently, EN has sold 100 percent of the output of its generating assets through the end of 2002 at prices that range from $29 to $51 per megawatt hour.

Table 5 provides a summary of Entergy Nuclear's key operational measures with quarter-to-quarter and year-to-date comparisons.

-----------------------------------------------------------------------
Table 5:  Entergy Nuclear Operational Performance Measures
Second Quarter and Year-to-Date 2002 vs. 2001 (see appendix
C for definitions of measures)
-------------------------------------------------------------------------------
				   Second Quarter            Year-to-Date
			       2002     2001   % Change  2002   2001   % Change
Entergy Nuclear
Net MW in operation           3,445    2,475     39%
Average realized price        39.88    35.66     12%
Production cost/MWh           19.40    18.41      5%    19.51   17.89     9%
Generation in GWh             7,449    4,208     77%    14,958  9,467     58%
Capacity factor               98.5%    77.8%     27%    99.4%   88.0%     13%
Refueling outage duration    Current
			      Period    Last   % Change
				       Outage
Pilgrim                         -        28       -
Indian Point 3                  -        26       -
--------------------------------------------------------------------------------


Energy Commodity Services

Energy Commodity Services (ECS) includes the combined reporting of Entergy-Koch L.P. and Entergy's wholesale power development business, Entergy Wholesale Operations (EWO). ECS recorded a loss of $(0.01) per share in second quarter 2002 compared to earnings of $0.14 in the same period last year. This loss reflects the impact of restructuring costs in the power development business recorded during the quarter. Operational earnings were also lower in second quarter 2002 compared to the same period in 2001, $0.10 per share compared to $0.14, due primarily to lower income from the trading business. As was the case in first quarter 2002, the income sharing mechanisms that are part of the Entergy-Koch partnership agreement allocated substantially all of the partnership's income to Entergy in the second quarter of this year.

Entergy-Koch Trading, a subsidiary of Entergy-Koch L.P., contributed lower operational earnings primarily due to low market volatility, particularly in the power market, and lower profitability on gas trading, compared to second quarter 2001. As of the end of second quarter 2002, Entergy-Koch expected 31 percent of its trading book to be converted to cash by year end 2002 and 73 percent by the end of 2003. Eighty-four percent of the fair market value of Entergy-Koch's mark-to-market portfolio is based on actively-quoted prices. In addition, Entergy-Koch diligently manages counterparty risks with more than 90 percent of its trading book tied to counterparties with investment grade credit ratings and no more than 5 percent of Entergy-Koch's trading book is represented by a single counterparty.

The Gulf South pipeline realized higher earnings in second quarter 2002 through slightly higher volumes of gas transported and higher gas storage revenues as movements in gas prices increased storage activities. Volumes for second quarter 2002 were up 2 percent compared to second quarter 2001.

EWO recorded an $(0.11) per share special item in second quarter 2002 reflecting asset impairments and restructuring costs at that business unit. The net charge of $(0.11), detailed in Tables 8 and 9, includes an offsetting gain of $0.10 recorded on the sale of certain assets in connection with the restructuring process.

Table  6  provides  a  summary  of  Energy  Commodity  Services'   key
operational   measures   with  quarter-to-quarter   and   year-to-date
comparisons.
-----------------------------------------------------------------------------
Table 6:  Energy Commodity Services Operational Performance Measures
Second Quarter and Year-to-Date 2002 vs. 2001 (see appendix C for definitions of measures)
-----------------------------------------------------------------------------
				     Second Quarter           Year-to-Date
				2002     2001     %      2002     2001      %
						Change                   Change
Entergy-Koch Trading
Electricity volatility          44%      78%     -44%    45%      76%     -41%
Gas volatility                  53%      52%      2%     67%      71%      -6%
Electricity marketed (GWh)     26,877   26,386    2%    66,705   57,395    16%
Gas marketed (Bcf/d)            4.8      6.8     -29%    5.1      7.0     -27%
Gain/loss days                  1.7      4.3     -60%    1.9      2.9     -34%
Gulf South Pipeline
Throughput                      2.31     2.26     2%     2.50     2.36     6%
Miles of pipeline              8,800    8,800     -
Storage capacity (Bcf)           68       68      -
Production cost                $0.096   $0.095    1%    $0.084   $0.093   -10%
Entergy Wholesale Operations
Net MW in operation*           1,209    3,368    -64%
Net MW under construction       597      523     14%

    * Effective this quarter, Damhead Creek, an 800 MW gas-fired unit in the U.K., is not included in sold forward metrics consistent with Entergy's first quarter 2002 restructuring announcement.

Table 7 provides a summary of Energy Commodity Services' mark-to-market impact with quarter-to-quarter comparisons.

-----------------------------------------------------------------------------------
Table 7:  Mark-to-Market Disclosures
Second Quarter 2002 vs. 2001 (see appendix C for definitions of measures)
-----------------------------------------------------------------------------------
								  Second Quarter
								2002   2001  % Change
Earnings
Mark-to-market earnings as percent of consolidated earnings      3%     15%   -80%
Net Assets ($ in millions)
Mark-to-market accounting detail*
   Open equity at beginning of period
   Consolidated subsidiaries                                    $35    $(25)  240%
   Entergy-Koch                                                 $164    $41   300%
   Open equity at end of period
   Consolidated subsidiaries                                    $(8)   $(18)   56%
   Entergy-Koch                                                 $132   $141    -6%

								2002   2003   2004-
									      2005
Cash Realization                                                ------------------
   Cumulative percentage of mark-to-market realization
   Consolidated subsidiaries                                    84%     35%   100%
   Entergy-Koch                                                 31%     73%   100%

-----------------------------------------------------------------------------------

      * Effective this quarter, Damhead Creek, an 800 MW gas-fired unit in the U.K., is not included in Mark-to-market detail consistent with Entergy's first quarter 2002 restructuring announcement.

Variance Analysis

Tables 8 and 9, on the following page, provide second quarter and year-to-date 2002 vs. 2001 reported earnings variance analyses for "U.S.
Utility,    Parent    &   Other,"   "Competitive   Businesses,"    and
"Consolidated."

--------------------------------------------------------------------------
Table 8: Entergy Corporation Reported Earnings Per Share Variance Analysis
Second Quarter 2002 vs. 2001
--------------------------------------------------------------------------
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)
				    U.S. Utility,     Competitive
				   Parent & Other      Businesses        Consolidated
2001 earnings                          0.77               0.29              1.06
Net revenue                            0.64       (a)     0.29    (b)       0.93
Interest expense and other charges     0.06       (c)     0.01              0.07
Income taxes - other                  (0.02)      (d)     0.06    (d)       0.04
Taxes other than income taxes          0.03       (e)    (0.01)             0.02
Nuclear refueling outage expense       0.01              (0.01)              -
Interest and dividend income          (0.02)                -              (0.02)
Depreciation/amortization expense     (0.05)      (f)    (0.01)            (0.06)
Asset impairments and                    -               (0.11)   (g)      (0.11)
 restructuring charges
Other income (deductions)              0.02              (0.16)   (h)      (0.14)
Other operation & maintenance         (0.61)      (i)    (0.12)   (j)      (0.73)
 expense
				      -----              -----             -----
2002 earnings                          0.83               0.23              1.06
				      -----              -----             -----
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Table 9: Entergy Corporation Reported Earnings Per Share Variance Analysis
Year-to-Date 2002 vs. 2001
------------------------------------------------------------------------------
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)             U.S. Utility,      Competitive
					    Parent & Other       Businesses       Consolidated
2001 earnings                                    1.24               0.51              1.75
Net revenue                                      0.60     (a)       0.49      (b)     1.09
Interest expense and other charges               0.14     (c)       0.02              0.16
Income taxes - other                             0.01     (d)       0.07      (d)     0.08
Taxes other than income taxes                    0.03     (e)      (0.01)             0.02
Preferred dividend requirements                  0.01                -                0.01
Nuclear refueling outage expense                 0.01              (0.04)     (k)    (0.03)
Other income (deductions)                        0.03     (l)      (0.08)     (m)    (0.05)
Depreciation/amortization expense               (0.05)    (f)      (0.02)            (0.07)
Interest and dividend income                    (0.09)    (n)       0.01             (0.08)
Other operation & maintenance expense           (0.67)    (i)      (0.23)     (j)    (0.90)
Asset impairments and restructuring charges         -              (1.26)     (g)    (1.26)
						-----              -----             -----
2002 earnings                                    1.26              (0.54)             0.72
						-----              -----             -----
-------------------------------------------------------------------------------------------

(a) Net revenue increased in second quarter  and  year-to-date  2002
    due  primarily  to the impact of  recording in   current  revenue
    the  previously deferred  revenues at Entergy Arkansas per   the
    Transition  Cost   Account mechanism.   The ice storm  settlement
    agreed to with the Arkansas Public Service Commission authorized that the previously deferred amounts be recorded as revenue.
    In  addition, net   revenue  increased  due  to  the impact  of
    higher sales volumes across retail   customer  segments  resulting
    from   some   strengthening   in   the economy.  Also, fluctuations
    in fuel prices positively impacted unbilled revenue which is included in Other for the second quarter and year-to-date periods.

     Utility Net Revenue Variance Analysis, 2002 vs. 2001 ($ EPS)
	    Second Quarter                    Year-to-Date
     Weather                   -       Weather                (0.02)
     Regulatory settlements 0.49       Regulatory settlements  0.49
     Sales growth/pricing   0.07       Sales growth/pricing    0.05
     Other                  0.08       Other                   0.08
     Total                  0.64       Total                   0.60

(b) Net revenue increased primarily as a result of the inclusion of operations of Indian Point 2 which was acquired in September 2001.
(c) Interest  expense & other charges decreased due to the retirement and refinancing of long-term debt and the absence of interest expense in 2002 on System Energy Resources, Inc.'s reserve for rate refund which was finalized in late 2001.
(d) Income statement line items are tax effected at the statutory rate. Any difference between the statutory and effective tax rate is reflected in the "Income taxes-other" line.
(e) Taxes other than income taxes decreased due primarily to the elimination of Entergy Louisiana's franchise tax reserve associated with capital leases in accordance with a recent state court finding.
(f) Depreciation expense increased primarily as a result of revisions to certain asset lives and retirement patterns in second quarter 2001 which lowered depreciation expense, as well as higher depreciation expense in 2002 as a result of increasing investment in property, plant, and equipment.
(g) Asset impairments and restructuring charges reflect the impact of recording the costs of restructuring the Entergy Wholesale Operations business.
(h) Other income (deductions) decreased due primarily to lower Entergy-Koch earnings.
(i) Other operation & maintenance expense increased due primarily to Entergy Arkansas' ice storm settlement, $(0.44), prior year's reversal of Entergy Arkansas' storm damage expenses $(0.07), and higher nuclear and fossil operation and maintenance expenses. For the year-to-date period, expenses increased due to lower nuclear insurance program distributions and overall expenses were partially offset by no merger related expenses in 2002.
(j) Other operation & maintenance expense increased due primarily  to the inclusion of operations of Indian Point 2.
(k) Nuclear refueling outage expense increased due to initiating amortization of this cost in June 2001 for Pilgrim and Indian Point 3.
(l) Other  income  (deductions)  increased  due  primarily  to   the
    suspension of any goodwill amortization in accordance with new accounting rules.
(m) Other income (deductions) decreased due primarily to the absence in 2002 of liquidated damages from Damhead Creek plant and lower equity in earnings from affiliates, primarily Entergy-Koch.
(n) Interest and dividend income decreased due to lower interest income earned given declining deferred fuel balances at Utility as well as lower investment balances at Parent & Other.

Table 10 lists special items by business with quarter-to-quarter and year-to-date comparisons. Special items are those events that are not routine, related to prior periods, or related to discontinued operations.

-----------------------------------------------------------------------
Table 10:  Entergy Corporation Special Items [shown as positive /
(negative) impact on earnings]
Second Quarter and Year-to-Date 2002 vs. 2001
-----------------------------------------------------------------------
(Per share in U.S. $)                                  Second Quarter         Year-to-Date
						   2002   2001 $ Change  2002    2001    $
										       Change
U.S. Utility Special Items
      Merger expenses                                -     -      -       -     (0.01)   0.01
						  -------------------------------------------
Parent & Other Special Items
      Merger expenses                                -     -      -       -     (0.05)   0.05
						  -------------------------------------------

Competitive Businesses Special Items
      Energy Commodity Services -
	  EWO - asset impairments                 (0.04)   -    (0.04)  (0.48)     -    (0.48)
	  EWO - turbine commitment                 0.10    -     0.10   (0.52)     -    (0.52)
	  EWO - development costs                    -     -      -     (0.09)     -    (0.09)
	  EWO - restructuring                     (0.17)   -    (0.17)  (0.17)     -    (0.17)
						  -------------------------------------------
Total                                             (0.11)   -    (0.11)  (1.26)     -    (1.26)
						  -------------------------------------------

Total Special Items                               (0.11)   -    (0.11)  (1.26)  (0.06)  (1.20)
---------------------------------------------------------------------------------------------

Other Performance Highlights

Entergy generated $449 million in operating cash in second quarter 2002, an increase of 8 percent compared to second quarter 2001. At the end of second quarter 2002, Entergy had approximately $731 million of cash and cash equivalents.

Operational net margin was 9.1 percent, its highest level in more than six years and return on equity remained above 10 percent for the seventh consecutive quarter.

The capital structure ratio remains within Entergy's target range with a net debt ratio of 49 percent. Entergy's credit ratios remain among the strongest in the industry. The current level of cash along with significant borrowing capacity continues to provide considerable financial flexibility to Entergy. The off-balance sheet debt, exclusive of operating leases, totals less than $350 million and constitutes only 2 percent of total capitalization.

As  of  the  end  of second quarter 2002, the liquidity shortfall,  as defined in appendix C was $(414) million. A significant amount of currently maturing long-term debt, approximately $1.1 billion, created the current liquidity shortfall at end of second quarter. Approximately $950 million of the maturing long-term debt is associated with utility debt that matures primarily in the first half of 2003. Financings at the utility were structured over the past several years to mature in the 2003-2004 timeframe as a result of the expectation that transition to competition would be at an advanced stage and would require significant corporate restructuring. Given the extended delays in utility deregulation, Entergy will actively pursue refinancing these amounts over the next 12 to 18 months and is confident that liquidity will return to more historical levels as refinancings are completed.

Table 11 provides a summary of financial measures with quarter-to-quarter and year-to-date comparisons.

------------------------------------------------------------------------
Table 11:  Entergy Corporation Key Financial Performance and
Flexibility Measures
Second Quarter and Year-to-Date 2002 vs. 2001 (see appendix C for definitions of measures)
------------------------------------------------------------------------
							   Second Quarter                 Year-to-Date
For 3 months ending June 30                             2002     2001    Change        2002   2001  Change
						      -------------------------       --------------------
Operating cash flow (millions)                          $449     $416       $33        $803   $601    $202
Operating cash flow per share                          $1.96    $1.84     $0.12       $3.53  $2.67   $0.86

For 12 months ending June 30                            2002     2001    Change
						      -------------------------
Cash return on average investment                      6.20%    8.90%    (2.70)%
Return on average common equity                       10.28%   11.03%    (0.75)%
Net margin - operational                               9.12%    7.02%     2.10%
FFO interest coverage                                   4.39     3.84      0.55
Book value per share                                  $34.08   $32.87     $1.21
End of period shares outstanding (millions)            224.7    221.7       3.0

As of June 30 ($ in millions)                           2002     2001    Change
						      -------------------------
Revolver capacity                                       $843     $896      $(53)
Total gross liquidity                                 $1,574   $1,595      $(21)
Excess liquidity (Liquidity shortfall)                $(414)     $125     $(539)
Total debt                                            $8,192   $7,974      $218
Off-balance sheet liabilities:
Project debt                                               -     $162     $(162)
Debt of joint ventures  - Entergy's share               $346     $312       $34
						      -------------------------
Leases - Entergy's share                                $343     $398      $(55)
Total off-balance sheet liabilities                     $689     $872     $(183)
Rating or other contingent liabilities                   $70      $63        $7
Net debt to net capital                                49.1%    51.1%     (2.0)%
Net debt including off-balance sheet liabilities       51.2%    53.6%     (2.4)%
------------------------------------------------------------------------------------------------

Planned Capital Expenditures - 2002-2004

Entergy will continue to invest both in its core utility and wholesale energy businesses and in growth opportunities aimed at expanding and leveraging the advantages offered by its integrated business strategy. Over the next three years, Entergy's utility investments will focus on reliability improvements and customer growth. Capital investments in Entergy's non-utility nuclear business over this same period are for maintenance improvements, power uprates, nuclear fuel procurement, and the purchase of the Vermont Yankee nuclear plant which will close on July 31, 2002, in accordance with the purchase agreement. Energy Commodity Services plans to invest in power projects currently under construction, approximating 600 MW. Growth opportunities could include investments in pipeline, gas storage, nuclear, as well as additional regulated and/or unregulated generation assets.


Table 12 provides a summary of projected sources and investment of cash for the years 2002 through 2004.
----------------------------------------------------------------------
Table 12:  Entergy Corporation Projected Sources and Uses of Cash
Years 2002-2004
----------------------------------------------------------------------
(dollars in billions)
							   2002-2004
Sources of cash
	   Beginning cash at 1/1/02                           0.8
	   Operating cash flow
		   Net income                     2.3
		   Depr. & amort.                 2.7
		   Other                          0.5
		   Total operating cash flow                  5.5
      Additional debt capacity (50/50 capital structure)      1.4
							     ----
Total cash available                                          7.7
Less maintenance capital expenditures                         3.4
Less dividends                                                0.9
Less investment commitment  (o)                               0.6
							     ----
Cash available for investment                                 2.8

--------------------------------------------------------------------------
(o) Includes turbine contract cancellation costs.

Financial Outlook and Earnings Review

"Through second quarter 2002 we continued to achieve strong results despite nearly daily negative revelations in our sector," said C. John Wilder, Entergy's chief financial officer. "Our success is based on a well-developed, integrated strategy supported by a solid, disciplined financial plan. Our return metrics, credit metrics, and cash position all continue to be very sound and our growth prospects look promising. The first half of 2002 has been very positive and we are pleased to confirm our 2002 operational earnings per share guidance at the $3.40 to $3.60 range."

Earnings Guidance

Entergy's  2002  earnings  guidance is  detailed  in  Table  13.   Key
assumptions reflected in the earnings ranges are as follows:

- Approximately 70 percent of 2002 earnings are expected from the utility. Earnings guidance is based on existing rate plans and fuel recovery mechanisms. The incremental increase expected in 2002 is the result of modest operational improvements, the full impact of the cessation of goodwill amortization, and the assumption of a normal level of allocated tax benefits from Parent.
- More than 20 percent of earnings are expected from Entergy Nuclear, where prices are set by power purchase agreements that cover 100 percent of the megawatt hours generated. The increase in nuclear earnings is expected to be provided by: a full-year's contribution at Indian Point 2; the addition of Vermont Yankee, a 510 MW nuclear acquisition that will close on July 31, 2002; and increased pricing of power sold under the power purchase agreement at Pilgrim. Capacity factor assumption for the overall fleet is 90 to 93 percent, and Fall 2002 refueling outages are assumed at FitzPatrick, Indian Point 2 and Vermont Yankee.
- Energy Commodity Services' guidance is based on a full year's contribution from Entergy-Koch at a 50 percent sharing of income, consistent with Entergy's ownership share. In addition, guidance reflects adjustments for no operating losses at Saltend and no liquidated damages from Damhead Creek. Finally, guidance reflects the continued impact of depressed spark spreads on EWO's generation portfolio.
- Parent & Other's guidance is adjusted for a normal level of allocated tax benefits, as well as reduced levels of interest income due to lower investment balances.





Table 13 provides Entergy's projection of 2002 operational earnings per share with 2001 operational earnings as its data starting point.
-----------------------------------------------------------------------
Table 13:  2002 Earnings Per Share Guidance
-----------------------------------------------------------------------
(Per share in U.S. $)

		       2001                                                                       2002
		   Operational               Changes in 2002                                    Guidance
												  Range
									  Range of Impact
Utility including
weather                          Operational improvement & other            0.05      0.10
				 Allocation of Parent's tax benefits       (0.08)    (0.08)
				 Suspension of goodwill amortization        0.07      0.07
									   ---------------
		       2.46          Total                                  0.04      0.09     2.50    2.55

Entergy Nuclear                  Indian Point 2 (full year) / Vermont       0.13      0.16
				  Yankee closing
				 Increased revenue due to Pilgrim PPA       0.05      0.06
				 Capacity factor normalization / outage     0.05      0.06
				  differences/other
									   ---------------
		       0.57          Total                                  0.23      0.28     0.80    0.85

Energy Commodity
Services               0.38      Entergy-Koch (full year based on 50%      (0.12)    (0.08)
				  sharing)
				 No Saltend operating losses or             0.05      0.05
				  liquidated damages income on Damhead
				  Creek
				 EWO (post-restructuring) & lower          (0.06)    (0.05)
				  project income
									   ---------------
				     Total                                 (0.13)    (0.08)    0.25    0.30

Parent & Other                   Allocation of Parent's tax benefits        0.10      0.10
				 Other corporate expenses                  (0.01)     0.03
				 Net interest income/(expense)             (0.06)    (0.05)
									   ---------------
		      (0.18)         Total                                  0.03      0.08    (0.15)  (0.10)
-----------------------------------------------------------------------------------------------------------
Total                  3.23                                                 0.17      0.37     3.40    3.60
-----------------------------------------------------------------------------------------------------------


Entergy's 2002 operational earnings guidance with June 2002 year-to-date actual results as its starting point is detailed in Table 14 below. This table reflects the projected earnings contributions for each of Entergy's businesses for the remainder of 2002.

---------------------------------------------------------------------------
Table 14:  2002 Earnings Per Share Guidance Based on June 2002 Year-To-Date
Earnings
---------------------------------------------------------------------------
(Per share in US $)

		       June 2002                                                          2002
			  YTD     July-December 2002                                  Guidance Range
								     Range of Impact
    Utility including             Base operations (normal weather)    1.21    1.26
    weather
				  Allocation of Parent's tax         (0.06)  (0.06)
				   benefits
				  Suspension of goodwill              0.04    0.04
				   amortization
								     -------------
			 1.31         Total                           1.19    1.24    2.50     2.55

    Entergy Nuclear               Pilgrim, IP3, FitzPatrick, IP2      0.40    0.42
				   (93% non-outage capacity factor)
				  Vermont Yankee closing (including   0.06    0.07
				   outage)
				  IP2 and FitzPatrick refueling      (0.08)  (0.06)
				   outage impact
								     -------------
			 0.42         Total                           0.38    0.43    0.80     0.85

    Energy Commodity              Entergy-Koch (remaining months at   0.01    0.05
    Services                       50% sharing,
				   less year to date
				   disproportionate sharing)
				  EWO (post-restructuring) & lower   (0.06)  (0.05)
				   project income
								     -------------
			 0.30         Total                          (0.05)    -      0.25     0.30

    Parent & Other                Net interest income/(expense)      (0.11)  (0.07)
				  Allocation of Parent's tax          0.08    0.08
				   benefits
				  Other corporate expenses           (0.07)  (0.06)
								     -------------
			(0.05)        Total                          (0.10)  (0.05)  (0.15)   (0.10)

---------------------------------------------------------------------------------------------------
    Total                1.98                                         1.42    1.62    3.40     3.60
---------------------------------------------------------------------------------------------------

Entergy's  2003  earnings  guidance is  detailed  in  Table  15.   Key
assumptions reflected in the earnings ranges are as follows:

- Approximately 70 percent of 2003 earnings are expected from the utility. Earnings guidance is based on existing rate plans and fuel recovery mechanisms. The incremental increase expected in 2003 is the result of modest rate base increases earning returns in the 11-12% range with a full-year impact of rate actions in Arkansas and Mississippi as well as some increase in overall sales growth.
- More than 20 percent of earnings are expected from Entergy Nuclear, where prices set by power purchase agreements will average $38/MWh. Increases will result from the full year impact of Vermont Yankee, and reduced overall operating costs. Capacity factor assumption for the fleet ranges from 93 to 95 percent. Spring 2003 refueling outages are assumed at the Pilgrim and Indian Point 3 units.
- Energy Commodity Services' guidance is based on contributions from Entergy-Koch at a 50 percent sharing of income, consistent with Entergy's ownership share. Modest growth in trading, and pipeline, along with savings from the restructured wholesale generation business, will add to earnings at ECS.
- Parent & Other's guidance is based on corporate expenses estimated at approximately $30 million partially offset by interest income on invested cash.

Table 15 provides Entergy's projection of 2003 operational earnings per share with 2002 operational earnings guidance mid-point as its data starting point.

-----------------------------------------------------------------------------
Table 15:  2003 Earnings Per Share Guidance
-----------------------------------------------------------------------------
(Per share in U.S. $)

			 2002
		       Guidence                                             2003 Guidance
			 Range          Changes in 2003                         Range
								  Range of
								    Impact
Utility including                     Rate base increase             0.05
weather
				      Normal sales growth            0.10
								     ----
		     2.50     2.55        Total                      0.15    2.65    2.70

Entergy Nuclear                       Increased production           0.09
				       including the effect of a
				       full year of Vermont Yankee
				      Lower PPA price               (0.04)
				      Increased outage              (0.08)
				       amortization expense
				      Lower production cost /        0.08
				       other
								    -----
		     0.80     0.85        Total                      0.05    0.85    0.90

Energy Commodity                      Commodity trading growth       0.02
Services
				      Pipeline growth                0.01
				      Reduced overhead / EWO         0.07
				       restructuring
								    -----
		     0.25     0.30        Total                      0.10    0.35    0.40

Parent & Other                        Net interest income /          0.03
				       (expense)
				      Reduced corporate expense /    0.02
				      Retail earnings / other
								    -----
		    (0.15)   (0.10)       Total                      0.05   (0.10)  (0.05)
-----------------------------------------------------------------------------------------
Total                3.40     3.60                                   0.35    3.75    3.95
-----------------------------------------------------------------------------------------

Entergy anticipates growing earnings at an average annual rate of 8 to 10 percent beyond 2003 and has acknowledged that such growth is achievable only if new investments can be made over the next several years. Entergy continues to remain confident that investment opportunities will be available and as such believes the targeted level of earnings growth is achievable beyond 2003.


Appendix A provides details of kwh sales and customer statistics for the Utility.

Appendix A:  Utility Electric Energy Sales & Customers

			Three Months Ended June
					      % Weather
				    2002        2001     %    Adjusted
					   (Millions of kwh)
ELECTRIC ENERGY SALES:
  Residential                       7,202       6,733   7.0      6.1
  Commercial                        6,112       5,908   3.5      2.8
  Governmental                        654         630   3.8      3.6
  Industrial                       10,294      10,710  (3.9)    (3.9)
				  -------------------
    Total to Ultimate Customers    24,262      23,981   1.2      0.8
  Wholesale                         2,444       2,182  12.0
				  -------------------
    Total Sales                    26,706      26,163   2.1
				  ===================



			     Year to Date June

				     2002        2001      %
					(Millions of kwh)
ELECTRIC ENERGY SALES:
  Residential                       14,476      14,269   1.5
  Commercial                        11,710      11,482   2.0
  Governmental                       1,271       1,245   2.1
  Industrial                        19,884      21,022  (5.4)
				   -------------------
     Total to Ultimate Customers    47,341      48,018  (1.4)
  Wholesale                          4,658       4,631   0.6
				   -------------------
     Total Sales                    51,999      52,649  (1.2)
				   ===================


	       Twelve Months Ended June

				      2002        2001       %
					  (Millions of kwh)
ELECTRIC ENERGY SALES:
  Residential                        31,287      32,898  (4.9)
  Commercial                         24,926      24,980  (0.2)
  Governmental                        2,620       2,627  (0.3)
  Industrial                         40,439      43,339  (6.7)
				    -------------------
     Total to Ultimate Customers     99,272     103,844  (4.4)
  Wholesale                           8,923       9,835  (9.3)
				    -------------------
     Total Sales                    108,195     113,679  (4.8)
				    ===================



			 June

				       2002        2001       %

ELECTRIC CUSTOMERS (YEAR TO DATE AVERAGE):
  Residential                        2,233,198   2,215,321   0.8
  Commercial                           300,763     294,675   2.1
  Governmental                          14,912      14,614   2.0
  Industrial                            39,455      39,538  (0.2)
				     ---------------------
     Total Ultimate Customers        2,588,328   2,564,148   0.9
  Wholesale                                 38          39  (2.6)
				     ---------------------
     Total Customers                 2,588,366   2,564,187   0.9
				     =====================



Appendix B provides a summary of the utility's pending regulatory events and regulatory recovery mechanisms by operating subsidiary.

Appendix B:  Utility Regulatory Summary Table
Second Quarter 2002
	  Company             Allowed ROE      Pending Cases/Events     Fuel Recovery Mechanism
Entergy Arkansas              11.0%.  ROE   Settlement finalized with   Annual reset based on
			      cap and TCA   APSC in May 2002 allowing   prior year's cost
			      mechanism     for recovery of ice storm
			      expired on    costs.  Also provides for
			      12/31/01      no general rate case
					    filing prior to January
					    2003.

Entergy Gulf States - TX         10.95%     Settlement order issued in  Semi-annual reset
					    June 1999 froze base        based on gas prices
					    rates.  Freeze extended to  and surcharge.
					    at least 9/15/02, current
					    earliest date for retail
					    open access.

Entergy Gulf States - LA       11.1% (in    Hearings for the 8th        Monthly reset with 60
			      place until   earnings review (2001) are  day lag based on
			       June 2003)   expected to conclude in     prior two months
					    August 2002.  Also, the     actual fuel and
					    2002 revenue review (9th)   purchased power costs
					    and prospective revenue     plus 1/12 of
					    study are currently         unrecovered fuel
					    pending before commission.  balance.
					    Procedural schedule has
					    not been established. In
					    conjunction with
					    commission staff, EGSI is
					    pursuing a formula rate
					    plan proposal that could
					    be in place in 2003.

Entergy Louisiana              9.7%-11.3%   Settlement approved by      Monthly reset with 60
				plus ELI    LPSC in July 2002 covering  day lag based on
			      retains 40%   the fifth and sixth annual  prior two months
			      of earnings   rate reviews and future     actual fuel and
			      above top of  rate regulation.  Included  purchased power costs
			       bandwidth    small rate reduction and    plus 1/12 of
					    reaffirmed ROE midpoint of  unrecovered fuel
					    10.5%.  ELI will work with  balance.
					    the LPSC on developing a
					    formula rate plan and
					    neither party will
					    initiate a base rate
					    proceeding prior to
					    January 2003.

Entergy Mississippi           8.82%-11.32%  Annual formula rate plan    Quarterly reset based
				plus EMI    in place.  April 2002 MPSC  on forecasted costs
			      retains 50%   order granted small rate    plus fuel balance.
			      of earnings   increase effective May
			      above top of  2002 and reaffirmed ROE
			       bandwidth    midpoint as 10.07%.
					    Authorized ROE adjusts
					    each year based on filing.


Entergy New Orleans              11.4%      Settlement agreement in     Monthly reset with 60
					    1998 set current rates.     day lag based on
					    New rate case filed in May  prior two months
					    2002 requesting an          actual fuel and
					    increase of $44 million.    purchased power costs
					    Resolution not expected     plus 1/12 unrecovered
					    prior to early 2003.        fuel balance.

System Energy Resources,         10.94%     FERC order on 1995 rate     Actual costs billed
Inc.                                        filing became final in      as incurred.
					    July 2001.  No new filings
					    currently scheduled.




Appendix C provides definitions of certain operational and financial performance measures referenced in this release.

Appendix C: Definitions of Operational and Financial Performance Measures
Operational Measures
 Utility
 Generation in GWh                                     Total  number  of  GWh  produced  by   all
						       utility generation facilities
 GWh billed                                            Total number of GWh billed to all customer
						       classes
 Weather degree day deviation from normal              The   deviation  from  historical   normal
						       temperatures, measured in degree days
 Operation & maintenance expense                       Operation  and  maintenance  and   nuclear
						       refueling   expenses  per  MWh  generated,
						       excluding fuel
 SAIFI                                                 System   average  interruption   frequency
						       index
 SAIDI                                                 System average interruption duration index
 Reliability complaints                                Number   of   complaints   to   regulators
						       concerning reliability issues
 Safety                                                Number of accidents resulting in lost work
						       time
 Number of customers                                   Year-to-date average number of customers
 Competitive Businesses
 Percent of planned MWh generation sold forward        Percent of planned generation output  sold
						       forward  under capacity contract,  forward
						       physical  contract  or  forward  financial
						       contract, consistent with assumptions used
						       in earnings guidance
 Entergy Nuclear
 Net MW in operation                                   Installed  capacity owned or  operated  by
						       Entergy Nuclear
 Average realized price                                As  reported revenue per MWh generated for
						       all non-utility nuclear operations
 Production cost/MWh                                   Operation  and  maintenance expenses  plus
						       fuel costs/lease charges per MWh
 Generation in GWh                                     Total  number of GWh produced by all  non-
						       utility nuclear facilities
 Capacity factor                                       The  percentage  of the  period  that  the
						       plant   generates  power   calculated   by
						       dividing  the  output by the capacity  and
						       normalizing the time period
 Refueling outage duration                             Number  of  generation  days  lost  for  a
						       scheduled refueling outage
 Energy Commodity Services
 Entergy-Koch Trading
 Electricity volatility                                Average  volatility of into-Entergy  power
						       prices for the period
 Gas volatility                                        Average  volatility  of  Henry  Hub   spot
						       prices for the period
 Electricity marketed (GWh)                            Total physical GWh volumes marketed in the
						       U.S. during the period
 Gas marketed (Bcf/d)                                  Physical  Bcf/d  volumes marketed  in  the
						       U.S. during the period
 Gain/loss days                                        Ratio of days where trading gains exceeded
						       trading losses in the aggregate across all
						       commodities
 Gulf South Pipeline
 Throughput                                            Gas  in  Bcf/d transported by the pipeline
						       during the period
 Miles of pipeline                                     Total  miles of transmission and gathering
						       pipeline in miles
 Storage capacity                                      Working gas storage capacity
 Production cost                                       Cost in $/mmbtu associated with delivering
						       gas, excluding cost of gas
 Entergy Wholesale Operations
 Net MW in operation                                   Total MW owned and operated
 Net MW under construction                             Total MW owned and under construction
 Mark-to-Market Disclosures
 Mark-to-market earnings as percent of consolidated    After-tax   net  income  of  projects   or
 earnings                                              businesses  with  mark-to-market  earnings
						       divided    by   consolidated   operational
						       earnings
 Open equity                                           Mark-to-market assets (excluding physical
						       gas assets) minus mark-to-market
						       liabilities
 Cumulative percentage of mark-to-market realization   Percentage  of mark-to-market  assets  and
						       liabilities  expected to  be  realized  in
						       cash  assuming  held to  maturity  and  no
						       change in market price




Appendix  C:   Definitions  of Operational and  Financial  Performance
Measures (continued)
 Cash return on average investment     12-months   rolling  EBITDA  divided   by
				       average  investment, which is  net  plant
				       plus    accumulated   depreciation   plus
				       working capital
 Return on average common equity       12-months rolling operational net  income
				       divided by average common equity
 Net margin - operational              12-months rolling net income adjusted  to
				       exclude  the  impact  of  special   items
				       divided by 12 months rolling revenue
 FFO interest coverage                 Funds  From  Operations- defined  as  12-
				       months  rolling  operational  net  income
				       plus noncash items included in net income
				       - plus interest paid, divided by interest
				       expense.  Reflects adjustments consistent
				       with rating agencies
 Revolver capacity                     Amount of capacity remaining on corporate
				       and subsidiary revolvers
 Total gross liquidity                 Sum of cash and revolver capacity
 Excess liquidity                      Difference between total gross  liquidity
				       and  short-term debt, including repayment
				       of the revolver
 Total debt                            Sum  of short-term and long-term debt and
				       capital leases less non-recourse debt
 Project debt                          Financing  at  subsidiaries  to   support
				       specific projects
 Debt of joint ventures (50% share)    Debt issued for Entergy-Koch L.P. and  RS
				       Cogen joint ventures
 Leases                                Operating  leases  held  by  subsidiaries
				       capitalized at implicit interest rate
 Rating or other contingent            Parent   guarantees   for   which    cash
 liabilities                           collateral  may be required in  event  of
				       downgrade below investment grade
 Net debt to net capital               Gross debt less cash and cash equivalents
				       divided by total capitalization less cash
				       and cash equivalents
 Net debt including off-balance sheet  Sum  of gross debt and off-balance  sheet
 liabilities                           debt   less  cash  and  cash  equivalents
				       divided by total capitalization less cash
				       and cash equivalents


Entergy's common stock is listed on the New York, Chicago, and Pacific
		   exchanges under the symbol "ETR".

      Additional investor information can be accessed on-line at
		       www.entergy.com/earnings

Teleconference and Webcast Details
Entergy's senior management team will host an earnings conference call at 10:00 a.m. CDST, Tuesday, July 30, 2002. The call can be accessed by dialing 719-457-2641, the confirmation code is 532311. Please call no more than 15 minutes prior to the scheduled start time. The call can also be accessed via Entergy's web site at www.entergy.com/webcasts. A replay of the teleconference will be available through Tuesday, August 6, 2002 by dialing 719-457-0820, confirmation code 532311. The replay will also be available on Entergy's web site at www.entergy.com/webcasts.

**********************************************************************
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. and their affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, and the availability of capital, the onset of competition, the ability to recover net regulatory assets and other potential stranded costs, the effects of the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, including the use of financial and derivative instruments and volatility of changes in market prices, changes in the number of participants and the risk profile of such participants in the energy marketing and trading business, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.


Entergy Corporation

Consolidating Balance Sheet
June 30, 2002
(Dollars in thousands)
(Unaudited)

							    U.S.       Parent &    Competitive  Eliminations  Consolidated
							  Utilities      Other      Businesses
		      ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                  $   114,723    $   3,697    $  26,026    $        -     $ 144,446
    Temporary cash investments - at cost,
    which approximates market                                 139,072       44,275      402,529             -       585,875
    Special deposits                                                -           37          302             -           339
							  -----------   ----------   ----------   -----------   -----------
     Total cash and cash equivalents                          253,795       48,009      428,857             -       730,660
							  -----------   ----------   ----------   -----------   -----------
Other temporary investments                                         -            -            -             -             -
Notes receivable                                                   13      561,112      132,438      (690,319)        3,244
Accounts receivable:
   Customer                                                   342,266          326          887             -       343,479
   Allowance for doubtful accounts                             (8,847)      (2,064)      (8,799)            -       (19,709)
   Associated companies                                         9,082      148,491     (107,109)      (50,463)            -
   Other                                                       88,652        1,690      181,670             -       272,012
   Accrued unbilled revenues                                  403,671            -          171             -       403,842
							  -----------   ----------   ----------   -----------   -----------
     Total receivables                                        834,824      148,443       66,820       (50,463)      999,624
Deferred fuel costs                                           201,651            -            -             -       201,651
Accumulated deferred income taxes                               7,974            8            -        (7,982)            -
Fuel inventory - at average cost                              102,554            -        2,257            18       104,829
Materials and supplies - at average cost                      324,311           33      144,194             -       468,538
Deferred nuclear refueling outage costs                        34,920            -       34,830             -        69,750
Prepayments and other                                          72,739        3,851       43,891             -       120,481
							  -----------   ----------   ----------   -----------   -----------
TOTAL                                                       1,832,781      761,456      853,287      (748,746)    2,698,777
							  -----------   ----------   ----------   -----------   -----------

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                              216    8,935,136      706,485    (8,935,137)      706,700
Decommissioning trust funds                                   848,696            -      912,791             -     1,761,487
Non-utility property - at cost (less accumulated
  depreciation)                                               222,781       41,480       29,607             -       293,869
Other                                                          20,291       54,417      372,695       (23,158)      424,245
							  -----------   ----------   ----------   -----------   -----------
TOTAL                                                       1,091,984    9,031,033    2,021,578    (8,958,295)    3,186,301
							  -----------   ----------   ----------   -----------   -----------

PROPERTY, PLANT, AND EQUIPMENT

Electric                                                   24,727,707        5,846    1,874,583             -    26,608,136
Property under capital lease                                  749,011            -            -             -       749,011
Natural gas                                                   208,201            -            -             -       208,201
Construction work in progress                                 905,522       11,430      325,130        (3,570)    1,238,512
Nuclear fuel under capital lease                              273,850            -            -             -       273,850
Nuclear fuel                                                   24,737            -      223,022             -       247,760
							  -----------   ----------   ----------   -----------   -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                        26,889,028       17,276    2,422,735        (3,570)   29,325,470
Less - accumulated depreciation and amortization           11,960,375        4,725      157,794             -    12,122,894
							  -----------   ----------   ----------   -----------   -----------
PROPERTY, PLANT AND EQUIPMENT - NET                        14,928,653       12,551    2,264,941        (3,570)   17,202,576
							  -----------   ----------   ----------   -----------   -----------

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                           927,990            -            -             -       927,990
    Unamortized loss on reacquired debt                       160,822            -            -             -       160,822
    Other regulatory assets                                   538,750            -            -             -       538,750
  Long-term receivables                                        26,437            -            -             -        26,437
  Goodwill                                                    374,099            -        3,373             -       377,472
  Other                                                       112,097      471,357      777,005      (478,249)      882,209
							  -----------   ----------   ----------   -----------   -----------
TOTAL                                                       2,140,195      471,357      780,378      (478,249)    2,913,680
							  -----------   ----------   ----------   -----------   -----------
TOTAL ASSETS                                              $19,993,613  $10,276,397   $5,920,184  $(10,188,860)  $26,001,334
							  ===========   ==========   ==========   ===========   ===========
*Totals may not foot due to rounding.




Entergy Corporation

Consolidating Balance Sheet
June 30, 2002
(Dollars in thousands)
(Unaudited)

							    U.S.       Parent &    Competitive  Eliminations  Consolidated
							  Utilities      Other      Businesses

       LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                        $   990,241    $       -    $ 102,322    $        -    $1,092,562
Notes payable:
  Associated companies                                             -      119,834      570,406      (690,239)            -
  Other                                                       40,047      705,000          304             -       745,351
Account payable:
  Associated companies                                       (10,395)     119,506      (85,160)      (23,951)            -
  Other                                                      478,950        3,136      102,675             -       584,762
Customer deposits                                            199,324           86          162             -       199,571
Taxes accrued                                                578,267      154,643        6,629             -       739,538
Accumulated deferred income taxes                                  -            -       19,276        (7,982)       11,294
Nuclear refueling outage costs                                 8,150            -            -             -         8,150
Interest accrued                                             129,479        2,197       29,329             -       161,004
Obligations under capital leases                             150,016            -            -             -       150,016
Other                                                        150,503        9,293      134,844       (29,262)      265,379
							 -----------   ----------   ----------   -----------   -----------
TOTAL                                                      2,714,582    1,113,695      880,787      (751,434)    3,957,627
							 -----------   ----------   ----------   -----------   -----------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                          3,495,512      (30,768)     (77,025)            -     3,387,719
Accumulated deferred investment tax credits                  459,499            -            -             -       459,499
Taxes accrued                                                      -      450,000            -             -       450,000
Obligations under capital leases                             183,437            -           15             -       183,452
Other regulatory liabilities                                 179,921            -            -             -       179,921
Decommisioning                                               289,467            -      928,210             -     1,217,677
Transition to competition                                     79,098            -            -             -        79,098
Regulatory reserves                                           50,275            -            -             -        50,275
Accumulated provisions                                       287,550           (5)     123,002             -       410,548
Other                                                        810,443       23,954      501,545      (439,120)      896,821
							 -----------   ----------   ----------   -----------   -----------
TOTAL                                                      5,835,202      443,181    1,475,747      (439,120)    7,315,010
							 -----------   ----------   ----------   -----------   -----------

Long-term debt                                             5,164,398       16,357    1,390,774       (72,992)    6,498,538
Preferred stock with sinking fund                             24,781            -            -             -        24,781
Preferred stock without sinking fund                         334,337            -            -             -       334,337
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures           215,000            -            -             -       215,000

SHAREHOLDERS' EQUITY

  Common stock                                             2,225,870      402,665    1,566,688    (4,192,741)        2,482
       Authorized shares   500,000,000
       Issued shares CY    248,174,087
  Paid-in capital                                          1,784,097    5,541,593      624,503    (3,283,440)    4,666,754
  Retained earnings                                        1,684,265    3,411,091       37,560    (1,479,075)    3,653,841
  Accumulated other comprehensive income (loss)               11,081       (2,390)     (27,259)        1,326       (17,241)
  Less - treasury stock, at cost                                   -      649,795       28,616       (28,616)      649,795
       Shares CY   23,500,208
							 -----------   ----------   ----------   -----------   -----------
TOTAL                                                      5,705,313    8,703,164    2,172,876    (8,925,314)    7,656,041
							 -----------   ----------   ----------   -----------   -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $19,993,613  $10,276,397   $5,920,184  $(10,188,860)  $26,001,334
							 ===========   ==========   ==========   ===========   ===========
*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 2001
(Dollars in thousands)
(Unaudited)

							 U.S.       Parent &    Competitive  Eliminations   Consolidated
						      Utilities     Other       Businesses
			   ASSETS

CURRENT ASSETS
 Cash and cash equivalents:
    Cash                                              $   94,340     $ 2,638     $  32,888      $      -     $  129,866
    Temporary cash investments - at cost,
    which approximates market                            360,491      25,239       232,598             -        618,327
    Special deposits                                           -         267         3,113             -          3,380
						     -----------  ----------   -----------   -----------    -----------
     Total cash and cash equivalents                     454,831      28,144       268,599             -        751,573
						     -----------  ----------   -----------   -----------    -----------
Other temporary investments                              145,218       4,782             -             -        150,000
Notes receivable                                              73     293,621       239,678      (531,235)         2,137
Accounts receivable:
   Customer                                              294,691         108            (1)            -        294,799
   Allowance for doubtful accounts                        (8,847)     (2,064)       (8,345)            -        (19,255)
   Associated companies                                   26,876      94,578       (77,107)      (44,347)             -
   Other                                                 146,143       4,240       135,339           950        286,671
   Accrued unbilled revenues                             268,578           -           102             -        268,680
						     -----------  ----------   -----------   -----------    -----------
     Total receivables                                   727,441      96,862        49,988       (43,397)       830,895
Deferred fuel costs                                      172,444           -             -             -        172,444
Accumulated deferred income taxes                         27,098           8             -       (20,618)         6,488
Fuel inventory - at average cost                          95,863           -         1,615            18         97,497
Materials and supplies - at average cost                 325,713          30       134,900             -        460,644
Deferred nuclear refueling outage costs                   27,332           -        52,424             -         79,755
Prepayments and other                                    100,423       3,444        25,385             -        129,251
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  2,076,436     426,891       772,589      (595,232)     2,680,684
						     -----------  ----------   -----------   -----------    -----------

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                         216   8,781,346       765,889    (8,781,347)       766,103
Decommissioning trust funds                              854,705           -       921,245             -      1,775,950
Non-utility property - at cost (less accumulated
    depreciation)                                        224,688      41,307        29,621             -        295,616
Other                                                     18,946      69,693       430,060       (23,158)       495,542
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  1,098,555   8,892,346     2,146,815    (8,804,505)     3,333,211
						     -----------  ----------   -----------   -----------    -----------

PROPERTY, PLANT, AND EQUIPMENT

Electric                                              24,491,170       5,758     1,862,448             -     26,359,376
Property under capital lease                             753,310           -             -             -        753,310
Natural gas                                              201,841           -             -             -        201,841
Construction work in progress                            711,670       9,214       168,224        (6,278)       882,829
Nuclear fuel under capital lease                         265,464           -             -             -        265,464
Nuclear fuel                                              36,611           -       195,775             -        232,387
						     -----------  ----------   -----------   -----------    -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                   26,460,066      14,972     2,226,447        (6,278)    28,695,207
Less - accumulated depreciation and amortization      11,674,308       4,167       127,103             -     11,805,578
						     -----------  ----------   -----------   -----------    -----------
PROPERTY, PLANT AND EQUIPMENT - NET                   14,785,758      10,805     2,099,344        (6,278)    16,889,629
						     -----------  ----------   -----------   -----------    -----------

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                      946,126           -             -             -        946,126
    Unamortized loss on reacquired debt                  166,546           -             -             -        166,546
    Other regulatory assets                              707,439           -             -             -        707,439
  Long-term receivables                                   28,091          (8)            -             -         28,083
  Goodwill                                               374,099           -         3,373             -        377,472
  Other                                                  126,644     460,927       659,060      (465,511)       781,121
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  2,348,945     460,919       662,433      (465,511)     3,006,787
						     -----------  ----------   -----------   -----------    -----------
TOTAL ASSETS                                         $20,309,695  $9,790,961   $ 5,681,181   $(9,871,526)   $25,910,311
						     ===========  ==========   ===========   ===========    ===========
*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 2001
(Dollars in thousands)
(Unaudited)

							 U.S.       Parent &    Competitive  Eliminations   Consolidated
						      Utilities     Other       Businesses
	    LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                    $   584,438    $      -    $   98,333    $        -      $ 682,771
Notes payable:
  Associated companies                                         -     229,444       302,774      (532,218)             -
  Other                                                      713     350,001           304             -        351,018
Account payable:
  Associated companies                                    (3,677)     96,911       (62,040)      (31,194)             -
  Other                                                  508,333       6,147        78,049             -        592,529
Customer deposits                                        188,176          53             -             -        188,230
Taxes accrued                                            350,178     183,270        16,685             -        550,133
Accumulated deferred income taxes                              -           -        20,618       (20,618)             -
Nuclear refueling outage costs                             2,080           -             -             -          2,080
Interest accrued                                         180,276       2,239         9,905             -        192,420
Obligations under capital leases                         149,352           -             -             -        149,352
Other                                                    176,907       9,357       171,325       (12,203)       345,387
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  2,136,777     877,422       635,953      (596,233)     3,053,920
						     -----------  ----------   -----------   -----------    -----------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                      3,558,937     (35,485)       51,212             -      3,574,664
Accumulated deferred investment tax credits              471,090           -             -             -        471,090
Taxes accrued                                                  -     400,000             -             -        400,000
Obligations under capital leases                         181,070           -            15             -        181,085
Other regulatory liabilities                             135,878           -             -             -        135,878
Decommisioning                                           285,029           -       909,304             -      1,194,333
Transition to competition                                231,512           -             -             -        231,512
Regulatory reserves                                       37,591           -             -             -         37,591
Accumulated provisions                                   291,192          (4)      134,210             -        425,399
Other                                                    852,388      44,437       397,272      (441,828)       852,269
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  6,044,687     408,948     1,492,013      (441,828)     7,503,821
						     -----------  ----------   -----------   -----------    -----------

Long-term debt                                         6,007,199      15,307     1,360,464       (61,942)     7,321,028
Preferred stock with sinking fund                         26,185           -             -             -         26,185
Preferred stock without sinking fund                     334,337           -             -             -        334,337
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures       215,000           -             -             -        215,000

SHAREHOLDERS' EQUITY

Common stock                                           2,225,870     402,665     1,566,689    (4,192,740)         2,482
     Authorized shares  500,000,000
     Issued shares CY  248,174,087
Paid-in capital                                        1,784,097   5,528,328       578,083    (3,227,805)     4,662,704
Retained earnings                                      1,535,757   3,387,557       164,110    (1,448,978)     3,638,448
Accumulated other comprehensive income (loss)               (214)    (70,447)      (87,516)       69,383        (88,794)
Less - treasury stock, at cost                                 -     758,820        28,616       (28,616)       758,820
       Shares CY  27,441,384
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                  5,545,510   8,489,283     2,192,750    (8,771,524)     7,456,020
						     -----------  ----------   -----------   -----------    -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $20,309,695  $9,790,961    $5,681,181   $(9,871,526)   $25,910,311
						     ===========  ==========   ===========   ===========    ===========

* Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
June 30, 2002 vs December 31, 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

							 U.S.       Parent &    Competitive  Eliminations   Consolidated
						      Utilities     Other       Businesses
			   ASSETS

CURRENT ASSETS
 Cash and cash equivalents:
    Cash                                              $   20,383     $ 1,059     $  (6,862)     $      -     $   14,580
    Temporary cash investments - at cost,
    which approximates market                           (221,419)     19,036       169,931             -        (32,452)
    Special deposits                                           -        (230)       (2,811)            -         (3,041)
						     -----------  ----------   -----------   -----------    -----------
     Total cash and cash equivalents                    (201,036)     19,865       160,258             -        (20,913)
						     -----------  ----------   -----------   -----------    -----------
Other temporary investments                             (145,218)     (4,782)            -             -       (150,000)
Notes receivable                                             (60)    267,491      (107,240)     (159,084)         1,107
Accounts receivable:
   Customer                                               47,575         218           888             -         48,680
   Allowance for doubtful accounts                             -           -          (454)            -           (454)
   Associated companies                                  (17,794)     53,913       (30,002)       (6,116)             -
   Other                                                 (57,491)     (2,550)       46,331          (950)       (14,659)
   Accrued unbilled revenues                             135,093           -            69             -        135,162
						     -----------  ----------   -----------   -----------    -----------
     Total receivables                                   107,383      51,581        16,832        (7,066)       168,729
Deferred fuel costs                                       29,207           -             -             -         29,207
Accumulated deferred income taxes                        (19,124)          -             -        12,636         (6,488)
Fuel inventory - at average cost                           6,691           -           642             -          7,332
Materials and supplies - at average cost                  (1,402)          3         9,294             -          7,894
Deferred nuclear refueling outage costs                    7,588           -       (17,594)            -        (10,005)
Prepayments and other                                    (27,684)        407        18,506             -         (8,770)
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                   (243,655)    334,565        80,698      (153,514)        18,093
						     -----------  ----------   -----------   -----------    -----------

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                           -     153,790       (59,404)     (153,790)       (59,403)
Decommissioning trust funds                               (6,009)          -        (8,454)            -        (14,463)
Non-utility property - at cost (less accumulated
    depreciation)                                         (1,907)        173           (14)            -         (1,748)
Other                                                      1,345     (15,276)      (57,365)            -        (71,297)
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                     (6,571)    138,687      (125,237)     (153,790)      (146,911)
						     -----------  ----------   -----------   -----------    -----------

PROPERTY, PLANT, AND EQUIPMENT

Electric                                                 236,537          88        12,135             -        248,760
Property under capital lease                              (4,299)          -             -             -         (4,299)
Natural gas                                                6,360           -             -             -          6,360
Construction work in progress                            193,852       2,216       156,906         2,708        355,683
Nuclear fuel under capital lease                           8,386           -             -             -          8,386
Nuclear fuel                                             (11,874)          -        27,247             -         15,373
						     -----------  ----------   -----------   -----------    -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                      428,962       2,304       196,288         2,708        630,263
Less - accumulated depreciation and amortization         286,067         558        30,691             -        317,316
						     -----------  ----------   -----------   -----------    -----------
PROPERTY, PLANT AND EQUIPMENT - NET                      142,895       1,746       165,597         2,708        312,947
						     -----------  ----------   -----------   -----------    -----------

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                      (18,136)          -             -             -        (18,136)
    Unamortized loss on reacquired debt                   (5,724)          -             -             -         (5,724)
    Other regulatory assets                             (168,689)          -             -             -       (168,689)
  Long-term receivables                                   (1,654)          8             -             -         (1,646)
  Goodwill                                                     -           -             -             -              -
  Other                                                  (14,547)     10,430       117,945       (12,738)       101,088
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                   (208,750)     10,438       117,945       (12,738)       (93,107)
						     -----------  ----------   -----------   -----------    -----------
TOTAL ASSETS                                         $  (316,082) $  485,436   $   239,003   $  (317,334)   $    91,023
						     ===========  ==========   ===========   ===========    ===========
*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
June 30, 2002 vs December 31, 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

							 U.S.       Parent &    Competitive  Eliminations   Consolidated
						      Utilities     Other       Businesses
	    LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                    $   405,803    $      -    $    3,989    $        -      $ 409,791
Notes payable:
  Associated companies                                         -    (109,610)      267,632      (158,021)             -
  Other                                                   39,334     354,999             -             -        394,333
Account payable:
  Associated companies                                    (6,718)     22,595       (23,120)        7,243              -
  Other                                                  (29,383)     (3,011)       24,626             -         (7,768)
Customer deposits                                         11,148          33           162             -         11,341
Taxes accrued                                            228,089     (28,627)      (10,056)            -        189,405
Accumulated deferred income taxes                              -           -        (1,342)       12,636         11,294
Nuclear refueling outage costs                             6,070           -             -             -          6,070
Interest accrued                                         (50,797)        (42)       19,424             -        (31,416)
Obligations under capital leases                             664           -             -             -            664
Other                                                    (26,404)        (64)      (36,481)      (17,059)       (80,008)
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                    577,805     236,273       244,834      (155,201)       903,707
						     -----------  ----------   -----------   -----------    -----------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                        (63,425)      4,717      (128,237)            -       (186,945)
Accumulated deferred investment tax credits              (11,591)          -             -             -        (11,591)
Taxes accrued                                                  -      50,000             -             -         50,000
Obligations under capital leases                           2,367           -             -             -          2,367
Other regulatory liabilities                              44,043           -             -             -         44,043
Decommisioning                                             4,438           -        18,906             -         23,344
Transition to competition                               (152,414)          -             -             -       (152,414)
Regulatory reserves                                       12,684           -             -             -         12,684
Accumulated provisions                                    (3,642)         (1)      (11,208)            -        (14,851)
Other                                                    (41,945)    (20,483)      104,273         2,708         44,552
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                   (209,485)     34,233       (16,266)        2,708       (188,811)
						     -----------  ----------   -----------   -----------    -----------

Long-term debt                                          (842,801)      1,050        30,310       (11,050)      (822,491)
Preferred stock with sinking fund                         (1,404)          -             -             -         (1,404)
Preferred stock without sinking fund                           -           -             -             -              -
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures             -           -             -             -              -

SHAREHOLDERS' EQUITY

Common stock                                                   -           -            (1)           (1)             -
     Authorized shares
     Issued shares CY
Paid-in capital                                                -      13,265        46,420       (55,635)         4,050
Retained earnings                                        148,508      23,534      (126,550)      (30,097)        15,393
Accumulated other comprehensive income (loss)             11,295      68,057        60,257       (68,057)        71,553
Less - treasury stock, at cost                                 -    (109,025)            -             -       (109,025)
						     -----------  ----------   -----------   -----------    -----------
TOTAL                                                    159,803     213,881       (19,874)     (153,790)       200,020
						     -----------  ----------   -----------   -----------    -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $  (316,082) $  485,436    $  239,003   $  (317,334)   $    91,023
						     ===========  ==========   ===========   ===========    ===========

* Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Three Months Ended June 30, 2002
(Dollars in thousands)
(Unaudited)
								    U.S.     Parent &   Competitive   Eliminations  Consolidated
								 Utilities     Other     Businesses
OPERATING REVENUES:
     Domestic electric                                           $1,687,266   $       -    $       -   $      (509)  $ 1,686,758
     Natural gas                                                     24,982           -            -             -        24,982
     Competitive businesses                                               -       8,585      378,143        (1,887)      384,841
								 ----------   ---------    ---------   -----------   -----------
			 Total                                    1,712,248       8,585      378,143        (2,396)    2,096,581

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas purchased for resale 424,137           -       47,275             -       471,413
	  Purchased power                                           209,378         309       25,925        (2,093)      233,518
								 ----------   ---------    ---------   -----------   -----------
     Gross Margin                                                 1,078,733       8,276      304,943          (303)    1,391,650
     Margin %                                                         63.0%       96.4%        80.6%         12.6%         66.4%

	  Nuclear refueling outage expenses                          14,799           -        9,888             -        24,687
	  Provision for turbine commitments, assets
	    impairments and restructuring charges                         -           -       18,169             -        18,169
	  Other operation and maintenance                           526,958      20,580      180,042          (563)      727,017
     Decommissioning                                                  8,198           -            -             -         8,198
     Taxes other than income taxes                                   73,375         694        8,125             -        82,194
								 ----------   ---------    ---------   -----------   -----------
			 Total                                    1,256,845      21,583      289,424        (2,656)    1,565,196
								 ----------   ---------    ---------   -----------   -----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                    455,403     (12,998)      88,719           260       531,385
								 ----------   ---------    ---------   -----------   -----------
Margin %                                                              26.6%     (151.4%)       23.5%        (10.9%)        25.3%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                  188,157       1,339       16,380             -       205,876
     Other regulatory charges (credits)                            (170,645)          -            -             -      (170,645)
								 ----------   ---------    ---------   -----------   -----------
			Total                                        17,512       1,339       16,380             -        35,231
								 ----------   ---------    ---------   -----------   -----------

OPERATING INCOME (LOSS)                                             437,891     (14,337)      72,339           260       496,154
								 ----------   ---------    ---------   -----------   -----------
Margin %                                                              25.6%     (167.0%)       19.1%        (10.9%)        23.7%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction              8,323           -            -             -         8,323
     Gain/(loss) on sale of assets - net                              1,009           -            -             -         1,009
     Interest and dividend income                                    10,833       8,662       17,194        (8,979)       27,710
     Equity in earnings of unconsolidated equity affiliates               -           -       17,740             -        17,740
     Miscellaneous - net                                             (5,406)      8,223       (2,667)         (260)         (109)
								 ----------   ---------    ---------   -----------   -----------
			  Total                                      14,759      16,885       32,267        (9,239)       54,673
								 ----------   ---------    ---------   -----------   -----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                     104,643           -       16,749             -       121,393
     Other interest - net                                            12,272      11,075       20,530        (8,979)       34,897
     Distributions on preferred securities of subsidiaries            4,709           -            -             -         4,709
     Allowance for borrowed funds used during construction           (6,291)          -            -             -        (6,291)
								 ----------   ---------    ---------   -----------   -----------
			 Total                                      115,333      11,075       37,279        (8,979)      154,708
								 ----------   ---------    ---------   -----------   -----------

INCOME (LOSS) BEFORE INCOME TAXES                                   337,318      (8,526)      67,327             -       396,119

INCOME TAXES                                                        136,536      (3,486)      15,484             -       148,534
								 ----------   ---------    ---------   -----------   -----------

CONSOLIDATED NET INCOME (LOSS)                                      200,782      (5,040)      51,843             -       247,585

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                             5,932           -            -             -         5,932
								 ----------   ---------    ---------   -----------   -----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                        $ 194,850   $  (5,040)   $  51,843   $         -   $   241,653
								 ==========   =========    =========   ===========   ===========
Margin %                                                              11.4%      (58.7%)       13.7%             -         11.5%

EARNINGS (LOSS)  PER AVERAGE COMMON SHARE:
   BASIC                                                              $0.87      ($0.02)       $0.23                       $1.08
   DILUTED                                                            $0.85      ($0.02)       $0.23                       $1.06
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
   BASIC                                                                                                             224,330,654
   DILUTED                                                                                                           228,847,752

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended June 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,991,807    $       -     $      -    $     (969)   $ 1,990,838
     Natural gas                                      30,548            -            -             -         30,548
     Competitive businesses                                -        8,092      477,072          (275)       484,889
						  -----------------------------------------------------------------
			 Total                     2,022,355        8,092      477,072        (1,244)     2,506,275
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       759,634            -      265,985             -      1,025,619
	    purchased for resale
	  Purchased power                            233,513            -       13,211          (829)       245,895
						  -----------------------------------------------------------------

      Gross Margin                                 1,029,208        8,092      197,876          (415)     1,234,761
      Margin %                                         50.9%       100.0%        41.5%          33.3%         49.3%

	  Nuclear refueling outage expenses           17,987            -        5,090             -         23,077
	  Provision for turbine commitments, asset
	   impairments and restructuring charges           -            -            -             -              -
	  Other operation and maintenance            323,216        1,632      111,948          (686)       436,110
     Decommissioning                                   8,903            -            -             -          8,903
     Taxes other than income taxes                    83,952          880        4,830             -         89,662
						  -----------------------------------------------------------------
			 Total                     1,427,205        2,512      401,064        (1,515)     1,829,266
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     595,150        5,580       76,008           272        677,009
						  -----------------------------------------------------------------

Margin %                                               29.4%        69.0%        15.9%        (21.9%)         27.0%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   169,425        1,068       12,879             -        183,372
     Other regulatory charges (credits)               13,088            -            -             -         13,088
						  -----------------------------------------------------------------
			Total                        182,513        1,068       12,879             -        196,460
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              412,637        4,512       63,129           272        480,549
						  -----------------------------------------------------------------

Margin %                                               20.4%        55.8%        13.2%        (21.9%)         19.2%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            6,644            -            -             -          6,644
       construction
     Gain/(loss) on sale of assets - net                 760            -            -             -            760
     Interest and dividend income                     16,447       10,465       16,947       (10,264)        33,595
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       70,780             -         70,780
     Miscellaneous - net                              (8,082)       6,138        2,646          (272)           432
						  -----------------------------------------------------------------
			  Total                       15,769       16,603       90,373       (10,536)       112,211
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      121,327            -        9,405             -        130,732
     Other interest - net                             17,478       11,729       32,443       (10,264)        51,386
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (5,492)           -            -             -         (5,492)
       during construction
						  -----------------------------------------------------------------
			 Total                       138,022       11,729       41,848       (10,264)       181,335
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    290,384        9,386      111,654             -        411,425

INCOME TAXES                                         115,228        2,239       48,376             -        165,842
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       175,156        7,147       63,278             -        245,583

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              6,677            -            -             -          6,677
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  168,479    $   7,147   $   63,278     $       -       $238,906
						  =================================================================

Margin %                                                8.3%        88.3%        13.3%         (0.0%)          9.5%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $0.76        $0.03        $0.29                        $1.08
  DILUTED                                              $0.74        $0.03        $0.29                        $1.06


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 221,113,598
  DILUTED                                                                                               225,706,421

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Three Months Ended June 30, 2002 vs. 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
								   U.S.       Parent &    Competitive   Eliminations  Consolidated
								Utilities      Other       Businesses
OPERATING REVENUES:
     Domestic electric                                           $(304,541)   $       -     $        -   $       460   $ (304,081)
     Natural gas                                                    (5,566)           -              -             -       (5,566)
     Competitive businesses                                              -          493        (98,929)       (1,612)    (100,048)
								 ---------    ---------     ----------   -----------   ----------
			 Total                                    (310,107)         493        (98,929)       (1,153)    (409,695)

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas purchased
	    for resale                                            (335,497)           -       (218,710)            -     (554,207)
	  Purchased power                                          (24,135)         309         12,714        (1,264)     (12,377)
								 ---------    ---------     ----------   -----------   ----------
     Gross Margin                                                   49,525          184        107,067           112      156,889
     Margin %                                                        12.1%        (3.6%)         39.2%        (20.7%)        17.1%

	  Nuclear refueling outage expenses                         (3,188)           -          4,798             -        1,610
	  Provision for turbine commitments, asset
	    impairments and restructuring charges                        -            -         18,169             -       18,169
	  Other operation and maintenance                          203,742       18,948         68,094           123      290,907
     Decommissioning                                                  (705)           -              -             -         (705)
     Taxes other than income taxes                                 (10,577)        (186)         3,295             -       (7,468)
								 ---------    ---------     ----------   -----------   ----------
			 Total                                    (170,360)      19,071       (111,640)       (1,141)    (264,070)
								 ---------    ---------     ----------   -----------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                  (139,747)     (18,578)        12,711           (12)    (145,624)
								 ---------    ---------     ----------   -----------   ----------
Margin %                                                             (2.8%)     (220.4%)          7.5%         11.0%        (1.7%)

DEPRECIATION AND AMORTIZATION:                                                                                                  -
     Depreciation and amortization                                  18,732          271          3,501             -       22,504
     Other regulatory charges (credits)                           (183,733)           -              -             -     (183,733)
								 ---------    ---------     ----------   -----------   ----------
			Total                                     (165,001)         271          3,501             -     (161,229)
								 ---------    ---------     ----------   -----------   ----------

OPERATING INCOME (LOSS)                                             25,254      (18,849)         9,210           (12)      15,604
								 ---------    ---------     ----------   -----------   ----------
Margin %                                                              5.2%      (222.8%)          5.9%         11.0%         4.5%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction             1,679            -              -             -        1,679
     Gain/(loss) on sale of assets - net                               249            -              -             -          249
     Interest and dividend income                                   (5,614)      (1,803)           247         1,285       (5,885)
     Equity in earnings of unconsolidated equity affiliates              -            -        (53,040)            -      (53,040)
     Miscellaneous - net                                             2,676        2,085         (5,313)           12         (540)
								 ---------    ---------     ----------   -----------   ----------
			  Total                                     (1,010)         282        (58,106)        1,297      (57,537)
								 ---------    ---------     ----------   -----------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                    (16,684)           -          7,344             -       (9,340)
     Other interest - net                                           (5,206)        (654)       (11,913)        1,285      (16,489)
     Distributions on preferred securities of subsidiaries               -            -              -             -            -
     Allowance for borrowed funds used during construction            (799)           -              -             -         (799)
								 ---------    ---------     ----------   -----------   ----------
			 Total                                     (22,689)        (654)        (4,569)        1,285      (26,628)
								 ---------    ---------     ----------   -----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                                   46,933      (17,913)       (44,327)            -      (15,305)

INCOME TAXES                                                        21,308       (5,725)       (32,892)            -      (17,308)
								 ---------    ---------     ----------   -----------   ----------

CONSOLIDATED NET INCOME (LOSS)                                      25,625      (12,188)       (11,435)            -        2,002

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                             (745)           -              -             -         (745)
								 ---------    ---------     ----------   -----------   ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                        $ 26,370    $ (12,188)    $  (11,435)    $       -    $   2,747
								 =========    =========     ==========   ===========   ==========
Margin %                                                               3.0%     (147.0%)          0.4%             -         2.0%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
   BASIC                                                             $0.11       ($0.05)        ($0.06)            -            -
   DILUTED                                                           $0.11       ($0.05)        ($0.06)            -            -

*Totals may not foot due to rounding.



Entergy Corporation


Consolidating Income Statement
Year to Date June 30, 2002
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $3,088,688    $       -     $      -    $     (922)   $ 3,087,767
     Natural gas                                      71,360            -            -             -         71,360
     Competitive businesses                                -       17,586      782,799        (2,097)       798,288
						  -----------------------------------------------------------------
			 Total                     3,160,048       17,586      782,799        (3,019)     3,957,415
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas       820,017            -      120,257             -        940,274
	    purchased for resale
	  Purchased power                            340,470          424       64,525        (2,414)       403,004
						  -----------------------------------------------------------------

      Gross Margin                                 1,999,561       17,162      598,017          (605)     2,614,137
      Margin %                                         63.3%        97.6%        76.4%          20.0%         66.1%

	  Nuclear refueling outage expenses           30,386            -       19,487             -         49,874
	  Provision for turbine commitments, asset
	    impairments and restructuring charges          -            -      419,542             -        419,542
	  Other operation and maintenance            864,501       36,542      351,451        (1,124)     1,251,369
     Decommissioning                                  16,391            -            -             -         16,391
     Taxes other than income taxes                   161,374        1,270       21,921             -        184,565
						  -----------------------------------------------------------------
			 Total                     2,233,139       38,236      997,183        (3,538)     3,265,019
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     926,909      (20,650)    (214,384)          519        692,396
						  -----------------------------------------------------------------

Margin %                                               29.3%      (117.4%)      (27.4%)       (17.2%)         17.5%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   378,044        2,813       30,142             -        410,999
     Other regulatory charges (credits)             (169,082)           -            -             -       (169,082)
						  -----------------------------------------------------------------
			Total                        208,962        2,813       30,142             -        241,917
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              717,947      (23,463)    (244,526)          519        450,479
						  -----------------------------------------------------------------

Margin %                                               22.7%      (133.4%)      (31.2%)       (17.2%)         11.4%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           15,004            -            -             -         15,004
       construction
     Gain/(loss) on sale of assets - net               1,672            3            -             -          1,674
     Interest and dividend income                     15,349       15,791       35,910       (15,814)        51,237
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       92,804             -         92,804
     Miscellaneous - net                              (9,928)       5,682       (6,417)         (519)       (11,182)
						  -----------------------------------------------------------------
			  Total                       22,097       21,476      122,297       (16,333)       149,537
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      211,936            -       32,983             -        244,919
     Other interest - net                             19,681       16,896       39,607       (15,814)        60,371
     Distributions on preferred securities             9,419            -            -             -          9,419
       of subsidiaries
     Allowance for borrowed funds used               (11,930)           -            -             -        (11,930)
       during construction
						  -----------------------------------------------------------------
			 Total                       229,106       16,896       72,590       (15,814)       302,779
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    510,938      (18,883)    (194,819)            -        297,237

INCOME TAXES                                         201,912       (7,677)     (71,599)            -        122,636
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       309,026      (11,206)    (123,219)            -        174,601

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             11,872            -            -             -         11,872
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  297,154    $ (11,206)  $ (123,219)    $       -       $162,729
						  =================================================================

Margin %                                                9.4%       (63.7%)      (15.7%)            -           4.1%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $1.33       ($0.05)      ($0.55)                       $0.73
  DILUTED                                              $1.31       ($0.05)      ($0.54)                       $0.72
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 223,143,647
  DILUTED                                                                                               227,588,889

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date June 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $3,865,130    $       -     $      -    $   (1,747)   $ 3,863,383
     Natural gas                                     140,931            -            -             -        140,931
     Competitive businesses                                -       20,482    1,134,398          (488)     1,154,392
						  -----------------------------------------------------------------
			 Total                     4,006,062       20,482    1,134,398        (2,235)     5,158,706
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas     1,586,929            -      564,552             -      2,151,481
	    purchased for resale
	  Purchased power                            459,323            -      150,833          (382)       609,774
						  -----------------------------------------------------------------

      Gross Margin                                 1,959,810       20,482      419,013        (1,853)     2,397,451
      Margin %                                         48.9%       100.0%        36.9%          82.9%         46.5%

	  Nuclear refueling outage expenses           35,193            -        5,090             -         40,283
	  Provision for turbine commitments, assets
	    impairments and restructuring charges          -            -            -
	  Other operation and maintenance            625,053       32,024      251,913        (2,421)       906,569
     Decommissioning                                  17,804            -            -             -         17,804
     Taxes other than income taxes                   173,931        1,465       16,729             -        192,125
						  -----------------------------------------------------------------
			 Total                     2,898,233       33,489      989,117        (2,803)     3,918,036
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,107,829      (13,007)     145,281           568      1,240,670
						  -----------------------------------------------------------------

Margin %                                               27.7%       (63.5%)       12.8%        (25.4%)         24.1%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   359,848        2,153       24,447             -        386,448
     Other regulatory charges (credits)               12,699            -            -             -         12,699
						  -----------------------------------------------------------------
			Total                        372,547        2,153       24,447             -        399,147
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              735,282      (15,160)     120,834           568        841,523
						  -----------------------------------------------------------------

Margin %                                               18.4%       (74.0%)       10.7%        (25.4%)         16.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           11,587            -            -             -         11,587
       construction
     Gain/(loss) on sale of assets - net               1,344            -            -             -          1,344
     Interest and dividend income                     39,304       25,387       40,338       (23,957)        81,071
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       95,543             -         95,543
     Miscellaneous - net                             (16,398)       6,093       19,520          (568)         8,649
						  -----------------------------------------------------------------
			  Total                       35,837       31,480      155,401       (24,525)       198,194
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      241,284            -       18,419             -        259,703
     Other interest - net                             33,521       21,586       68,150       (23,957)        99,300
     Distributions on preferred securities             9,419            -            -             -          9,419
       of subsidiaries
     Allowance for borrowed funds used                (9,431)           -            -             -         (9,431)
       during construction
						  -----------------------------------------------------------------
			 Total                       274,793       21,586       86,569       (23,957)       358,991
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    496,326       (5,265)     189,666             -        680,726

INCOME TAXES                                         200,733       (3,117)      76,657             -        274,272
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       295,593       (2,148)     113,009             -        406,454

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             13,393            -            -             -         13,393
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  282,200    $  (2,148)  $  113,009     $       -       $393,061
						  =================================================================

Margin %                                                7.0%       (10.5%)       10.1%             -           7.6%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $1.28       ($0.01)       $0.51                        $1.78
  DILUTED                                              $1.25       ($0.01)       $0.51                        $1.75
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 220,518,674
  DILUTED                                                                                               224,749,374

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Year to Date June 30, 2002 vs. 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
								   U.S.       Parent &    Competitive   Eliminations  Consolidated
								Utilities      Other       Businesses
OPERATING REVENUES:
     Domestic electric                                           $(776,442)   $       -     $        -   $       825   $ (775,617)
     Natural gas                                                   (69,571)           -              -             -      (69,571)
     Competitive businesses                                              -       (2,896)      (351,599)       (1,609)    (356,104)
								 ---------    ---------     ----------   -----------   ----------
			 Total                                    (846,014)      (2,896)      (351,599)         (784)  (1,201,292)

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas purchased
	    for resale                                            (766,912)           -       (444,295)            -   (1,211,207)
	  Purchased power                                         (118,853)         424        (86,308)       (2,032)    (206,770)
								 ---------    ---------     ----------   -----------   ----------
     Gross Margin                                                   39,751       (3,320)       179,004         1,248      216,685
     Margin %                                                        14.4%        (2.4%)         39.5%        (62.9%)        19.6%

	  Nuclear refueling outage expenses                         (4,807)           -         14,397             -        9,591
	  Provision for turbine commitments, asset
	    impairments and restructuring charges                        -            -        419,542             -      419,542
	  Other operation and maintenance                          239,448        4,518         99,538         1,297      344,800
     Decommissioning                                                (1,413)           -              -             -       (1,413)
     Taxes other than income taxes                                 (12,577)        (195)         5,192             -       (7,560)
								 ---------    ---------     ----------   -----------   ----------
			 Total                                    (665,094)       4,747          8,066          (735)    (653,017)
								 ---------    ---------     ----------   -----------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                  (180,920)      (7,643)      (359,665)          (49)    (548,275)
								 ---------    ---------     ----------   -----------   ----------
Margin %                                                              1.7%       (53.9%)        (40.2%)         8.2%        (6.6%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                  18,196          660          5,695             -       24,551
     Other regulatory charges (credits)                           (181,781)           -              -             -     (181,781)
								 ---------    ---------     ----------   -----------   ----------
			Total                                     (163,585)         660          5,695             -     (157,230)
								 ---------    ---------     ----------   -----------   ----------

OPERATING INCOME (LOSS)                                            (17,335)      (8,303)      (365,360)          (49)    (391,045)
								 ---------    ---------     ----------   -----------   ----------
Margin %                                                              4.4%       (59.4%)        (41.9%)         8.2%        (4.9%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction             3,417            -              -             -        3,417
     Gain/(loss) on sale of assets - net                               328            3              -             -          330
     Interest and dividend income                                  (23,955)      (9,596)        (4,428         8,143      (29,834)
     Equity in earnings of unconsolidated equity affiliates              -            -         (2,739)            -       (2,739)
     Miscellaneous - net                                             6,470         (411)       (25,937)           49      (19,831)
								 ---------    ---------     ----------   -----------   ----------
			  Total                                    (13,740)     (10,004)       (33,104)        8,192      (48,657)
								 ---------    ---------     ----------   -----------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                    (29,348)           -         14,564             -      (14,784)
     Other interest - net                                          (13,840)      (4,690)       (28,543)        8,143      (38,929)
     Distributions on preferred securities of subsidiaries               -            -              -             -            -
     Allowance for borrowed funds used during construction          (2,499)           -              -             -       (2,499)
								 ---------    ---------     ----------   -----------   ----------
			 Total                                     (45,687)      (4,690)       (13,979)        8,143      (56,212)
								 ---------    ---------     ----------   -----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                                   14,612      (13,618)      (384,485)            -     (383,491)

INCOME TAXES                                                         1,179       (4,560)      (148,256)            -     (151,636)
								 ---------    ---------     ----------   -----------   ----------

CONSOLIDATED NET INCOME (LOSS)                                      13,433       (9,058)      (236,229)            -     (231,855)

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                           (1,521)           -              -             -       (1,521)
								 ---------    ---------     ----------   -----------   ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                        $ 14,954    $  (9,058)    $ (236,229)    $       -    $(230,334)
								 =========    =========     ==========   ===========   ==========
Margin %                                                               2.4%      (53.2%)        (25.7%)            -        (3.5%)

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
   BASIC                                                             $0.05       ($0.04)        ($1.06)            -       ($1.05)
   DILUTED                                                           $0.06       ($0.04)        ($1.05)            -       ($1.03)

*Totals may not foot due to rounding.



Entergy Corporation

Consolidating Income Statement
Twelve Months Ended June 30, 2002
(Dollars in thousands)
(Unaudited)
								 U.S.       Parent &    Competitive   Eliminations  Consolidated
							      Utilities      Other      Businesses
OPERATING REVENUES:
     Domestic electric                                        $ 6,470,576    $       -    $        -   $    (1,366)   $6,469,210
     Natural gas                                                  116,330            -             -             -       116,330
     Competitive businesses                                             -       31,709     1,806,981        (5,771)    1,832,919
							      -----------    ---------    ----------   -----------    ----------
			 Total                                  6,586,906       31,709     1,806,981        (7,137)    8,418,459

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas purchased
	    for resale                                          2,003,006            -       467,465             -     2,470,471
	  Purchased power                                         691,594          468       128,568        (5,969)      814,661
							      -----------    ---------    ----------   -----------    ----------

     Gross Margin                                               3,892,306       31,241     1,210,948        (1,168)    5,133,326
     Margin %                                                       59.1%        98.5%         67.0%         16.4%         61.0%

	  Nuclear refueling outage expenses                        60,945            -        37,790             -        98,735
	  Provision for turbine commitments, asset
	    impairments and restructuring charges                       -            -       419,542             -       419,542
	  Other operation and maintenance                       1,644,841       90,025       764,339        (2,664)    2,496,542
     Decommissioning                                                1,776            -             -             -         1,776
     Taxes other than income taxes                                339,643        2,393        50,254             -       392,290
							      -----------    ---------    ----------   -----------    ----------
			 Total                                  4,741,805       92,886     1,867,958        (8,633)    6,694,017
							      -----------    ---------    ----------   -----------    ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                1,845,101      (61,177)      (60,977)        1,496     1,724,442
							      -----------    ---------    ----------   -----------    ----------
Margin %                                                            28.0%      (192.9%)        (3.4%)       (21.0%)        20.5%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                682,340        5,174        58,068             -       745,583
     Other regulatory charges (credits)                          (202,291)           -             -             -      (202,291)
							      -----------    ---------    ----------   -----------    ----------
			Total                                     480,049        5,174        58,068             -       543,292
							      -----------    ---------    ----------   -----------    ----------

OPERATING INCOME (LOSS)                                         1,365,052      (66,351)     (119,045)        1,496     1,181,150
							      -----------    ---------    ----------   -----------    ----------
Margin %                                                            20.7%      (209.2%)        (6.6%)       (21.0%)        14.0%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction           29,627            -             -             -        29,628
     Gain/(loss) on sale of assets - net                            2,936           47         3,721             -         6,705
     Interest and dividend income                                  55,747       27,638        72,795       (26,210)      129,970
     Equity in earnings of unconsolidated equity affiliates             -            -       172,545             -       172,545
     Miscellaneous - net                                          (32,895)       4,914        (7,528)       (1,496)      (37,003)
							      -----------    ---------    ----------   -----------    ----------
			  Total                                    55,416       32,600       241,533       (27,706)      301,845
							      -----------    ---------    ----------   -----------    ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                   445,675            -        84,462             -       530,136
     Other interest - net                                          90,425       36,870        57,625       (26,210)      158,710
     Distributions on preferred securities of subsidiaries         18,838            -             -             -        18,838
     Allowance for borrowed funds used during construction        (23,918)           -             -             -       (23,918)
							      -----------    ---------    ----------   -----------    ----------
			 Total                                    531,019       36,870       142,087       (26,210)      683,766
							      -----------    ---------    ----------   -----------    ----------

INCOME (LOSS) BEFORE INCOME TAXES                                 889,449      (70,621)      (19,599)            -       799,229

INCOME TAXES                                                      301,463       (3,391)        5,984             -       304,056
							      -----------    ---------    ----------   -----------    ----------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                 587,986      (67,230)      (25,583)            -       495,173

CUMULATIVE EFFECT OF ACCOUNTING CHANGE (net of taxes)                   -            -        23,482             -        23,482
							      -----------    ---------    ----------   -----------    ----------

CONSOLIDATED NET INCOME (LOSS)                                    587,986      (67,230)       (2,101)            -       518,655

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                          22,791            -             -             -        22,791
							      -----------    ---------    ----------   -----------    ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                     $  565,195     $(67,230)   $   (2,101)  $         -      $495,864
							      ===========    =========    ==========   ===========    ==========
Margin %                                                             8.6%      (212.0%)        (0.1%)            -          5.9%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
   BASIC                                                            $2.54       ($0.30)       ($0.01)                      $2.23
   DILUTED                                                          $2.50       ($0.30)       ($0.01)                      $2.19
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
   BASIC                                                                                                             222,245,970
   DILUTED                                                                                                           226,080,808

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended June 30, 2001
(Dollars in thousands)
(Unaudited)
						    U.S.       Parent &   Competitive   Eliminations  Consolidated
						  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $8,076,227    $       -     $      -    $  (10,727)   $ 8,065,500
     Natural gas                                     232,511            -            -             -        232,511
     Competitive businesses                                -       20,262    2,937,396       (30,926)     2,926,732
						  -----------------------------------------------------------------
			 Total                     8,308,738       20,262    2,937,396       (41,653)    11,224,743
						  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
	  Fuel, fuel related expenses, and gas     2,996,988            -      838,876          (739)     3,835,126
	    purchased for resale
	  Purchased power                          1,034,271            -    1,399,871       (33,551)     2,400,591
						  -----------------------------------------------------------------

      Gross Margin                                 4,277,479       20,262      698,648        (7,363)     4,989,026
      Margin %                                         51.5%       100.0%        23.8%          17.7%         44.4%

	  Nuclear refueling outage expenses           70,519            -        5,090             -         75,609
	  Provision for turbine commitments, asset
	    impairments and restructuring charges          -            -            -             -              -
	  Other operation and maintenance          1,454,042       97,970      479,853        (9,117)     2,022,748
     Decommissioning                                  40,182            -            -             -         40,182
     Taxes other than income taxes                   372,995        2,309       24,006             -        399,310
						  -----------------------------------------------------------------
			 Total                     5,968,997      100,279    2,747,697       (43,407)     8,773,566
						  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,339,741      (80,017)     189,699         1,754      2,451,177
						  -----------------------------------------------------------------

Margin %                                               28.2%      (394.9%)        6.5%         (4.2%)         21.8%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   738,663        3,829       33,057             -        775,549
     Other regulatory charges (credits)               51,998            -            -             -         51,998
						  -----------------------------------------------------------------
			Total                        790,661        3,829       33,057             -        827,547
						  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,549,080      (83,846)     156,642         1,754      1,623,630
						  -----------------------------------------------------------------

Margin %                                               18.6%      (413.8%)        5.3%         (4.2%)         14.5%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           27,873            -            -             -         27,873
       construction
     Gain/(loss) on sale of assets - net               2,636            -            -             -          2,636
     Interest and dividend income                     74,879       62,368       56,997       (27,829)       166,415
     Equity in earnings of unconsolidated
       equity affiliates                                   2            -       95,543             -         95,545
     Miscellaneous - net                             (31,543)       2,095       42,002        (1,754)        10,800
						  -----------------------------------------------------------------
			  Total                       73,847       64,463      194,542       (29,583)       303,269
						  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      482,156            -       22,498             -        504,654
     Other interest - net                             59,029       31,716       78,366       (27,829)       141,283
     Distributions on preferred securities            18,838            -            -             -         18,838
       of subsidiaries
     Allowance for borrowed funds used               (21,567)           -            -             -        (21,567)
       during construction
						  -----------------------------------------------------------------
			 Total                       538,456       31,716      100,865       (27,829)       643,208
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                  1,084,471      (51,099)     250,319             -      1,283,691

INCOME TAXES                                         444,902      (23,054)      98,657             -        520,505
						  -----------------------------------------------------------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                                  639,569      (28,045)     151,662             -        763,186

CUMULATIVE EFFECT OF ACCOUNTING CHANGE (net of taxes)      -            -            -             -              -
						  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       639,569      (28,045)     151,662             -        763,186

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             26,883            -            -             -         26,883
						  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  612,686    $ (28,045)  $  151,662     $       -       $736,303
						  =================================================================

Margin %                                                7.4%      (138.4%)        5.2%             -           6.6%

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
  BASIC                                                $2.78       ($0.13)       $0.69                        $3.34
  DILUTED                                              $2.73       ($0.13)       $0.68                        $3.28
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 220,696,148
  DILUTED                                                                                               224,508,672

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Twelve Months Ended June 31, 2002 vs. 2001
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
								 U.S.       Parent &     Competitive   Eliminations  Consolidated
							      Utilities       Other       Businesses
OPERATING REVENUES:
     Domestic electric                                       $(1,605,651)          $ -    $        -  $      9,361   $(1,596,290)
     Natural gas                                                (116,181)            -             -             -      (116,181)
     Competitive businesses                                            -        11,447    (1,130,415)       25,155    (1,093,813)
							      ----------      --------    ----------  ------------    ----------
			 Total                                (1,721,832)       11,447    (1,130,415)       34,516    (2,806,284)

OPERATING EXPENSES:
      Operating and Maintenance:                                                                                 -             -
	  Fuel, fuel related expenses, and gas purchased
	    for resale                                          (993,982)            -      (371,411)          739    (1,364,655)
	  Purchased power                                       (342,677)          468    (1,271,303)       27,582    (1,585,930)
							      ----------      --------    ----------  ------------    ----------

     Gross Margin                                               (385,173)       10,979       512,300         6,195       144,301
     Margin %                                                        7.6%        (1.5%)        43.2%         (1.3%)        16.5%

	  Nuclear refueling outage expenses                       (9,574)            -        32,700             -        23,126
	  Provision for turbine commitments, asset
	    impairments and restructuring charges                      -             -       419,542             -       419,542
	  Other operation and maintenance                        190,799        (7,945)      284,486         6,454       473,794
     Decommissioning                                             (38,406)            -             -             -       (38,406)
     Taxes other than income taxes                               (33,352)           84        26,248             -        (7,020)
							      ----------      --------    ----------  ------------    ----------
			 Total                                (1,227,192)       (7,393)     (879,739)       34,775    (2,079,549)
							      ----------      --------    ----------  ------------    ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                (494,640)       18,840      (250,676)         (259)     (726,735)
							      ----------      --------    ----------  ------------    ----------
Margin %                                                           (0.1%)       202.0%         (9.8%)       (16.7%)        (1.4%)

DEPRECIATION AND AMORTIZATION:                                                                                                 -
     Depreciation and amortization                               (56,323)        1,345        25,011             -       (29,967)
     Other regulatory charges (credits)                         (254,289)            -             -             -      (254,289)
							      ----------      --------    ----------  ------------    ----------
			Total                                   (310,612)        1,345        25,011             -      (284,256)
							      ----------      --------    ----------  ------------    ----------

OPERATING INCOME (LOSS)                                         (184,028)       17,495      (275,687)         (259)     (442,479)
							      ----------      --------    ----------  ------------    ----------
Margin %                                                            2.1%        204.6%        (11.9%)       (16.7%)        (0.4%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction           1,754             -             -             -         1,755
     Gain/(loss) on sale of assets - net                             300            47         3,721             -         4,069
     Interest and dividend income                                (19,132)      (34,730)       15,798         1,619       (36,445)
     Equity in earnings of unconsolidated equity affiliates           (2)            -        77,002             -        77,000
     Miscellaneous - net                                          (1,352)        2,819       (49,530)          259       (47,803)
							      ----------      --------    ----------  ------------    ----------
			  Total                                  (18,431)      (31,863)       46,991         1,878        (1,424)
							      ----------      --------    ----------  ------------    ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                  (36,481)            -        61,964             -        25,482
     Other interest - net                                         31,396         5,154       (20,741)        1,619        17,427
     Distributions on preferred securities of subsidiaries             -             -             -             -             -
     Allowance for borrowed funds used during construction        (2,351)            -             -             -        (2,351)
							      ----------      --------    ----------  ------------    ----------
			 Total                                    (7,437)        5,154        41,222         1,619        40,558
							      ----------      --------    ----------  ------------    ----------

INCOME (LOSS) BEFORE INCOME TAXES                               (195,022)      (19,522)     (269,918)            1      (484,462)

INCOME TAXES                                                    (143,439)       19,663       (92,673)            -      (216,449)
							      ----------      --------    ----------  ------------    ----------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                (51,583)      (39,185)     (177,245)            -      (268,014)

CUMULATIVE EFFECT OF ACCOUNTING CHANGE (net of taxes)                  -             -        23,482             -        23,482
							      ----------      --------    ----------  ------------    ----------

CONSOLIDATED NET INCOME (LOSS)                                   (51,583)      (39,185)     (153,763)            -      (244,532)

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                         (4,092)            -             -             -        (4,092)
							      ----------      --------    ----------  ------------    ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                     $ (47,491)    $ (39,185)   $ (153,763)   $        -     $(240,440)
							      ==========     =========    ==========  ============    ==========
Margin %                                                             1.2%       (73.6%)        (5.3%)            -         (0.7%)

EARNINGS (LOSS) PER AVERAGE COMMON SHARE:
   BASIC                                                          ($0.24)       ($0.17)       ($0.70)                     ($1.11)
   DILUTED                                                        ($0.23)       ($0.17)       ($0.69)                     ($1.09)

*Totals may not foot due to rounding.


Entergy Corporation

Consolidated Cash Flow Statement
Year to Date June 31, 2002 vs. 2001
(Dollars in thousands)
(Unaudited)

										       2002         2001        Variance


			       OPERATING ACTIVITIES
Consolidated net income                                                              $174,601     $406,454     ($231,853)
Noncash items included in net income:
  Reserve for regulatory adjustments                                                   12,684       50,533       (37,849)
  Other regulatory charges (credits) - net                                           (169,082)      12,699      (181,781)
  Depreciation, amortization, and decommissioning                                     427,390      404,252        23,138
  Deferred income taxes and investment tax credits                                   (171,328)      (6,673)     (164,655)
  Allowance for equity funds used during construction                                 (15,004)     (11,587)       (3,417)
  (Gain) loss on sale of assets - net                                                  (1,674)      (1,344)         (330)
  Equity in undistributed earnings of subsidiaries and unconsolidated affiliates      (92,804)     (95,543)        2,739
  Provision for turbine commitments, asset impairments and restructuring charges      419,542            -       419,542
Changes in working capital:
  Receivables                                                                        (139,808)      55,382      (195,190)
  Fuel inventory                                                                       (7,332)     (19,701)       12,369
  Accounts payable                                                                     (9,974)    (433,769)      423,795
  Taxes accrued                                                                       255,629      230,308        25,321
  Interest accrued                                                                    (31,416)      (2,697)      (28,719)
  Deferred fuel                                                                           549      217,152      (216,603)
  Other working capital accounts                                                      (43,475)    (115,947)       72,472
Provision for estimated losses and reserves                                            (8,576)     (10,890)        2,314
Changes in other regulatory assets                                                    186,824     (139,361)      326,185
Other                                                                                  16,237       61,431       (45,194)
										     --------     --------      --------
Net cash flow provided by operating activities                                        802,983      600,699       202,284
										     --------     --------      --------


				INVESTING ACTIVITIES
Construction/capital expenditures                                                    (736,670)    (583,782)     (152,888)
Allowance for equity funds used during construction                                    15,004       11,587         3,417
Nuclear fuel purchases                                                               (161,090)     (97,126)      (63,964)
Proceeds from sale/leaseback of nuclear fuel                                          132,472       60,632        71,840
Proceeds from sale of businesses                                                      147,115       14,000       133,115
Investment in other nonregulated/nonutility properties                                (19,057)      17,515       (36,572)
Decrease (increase) in other investments                                               39,460     (621,801)      661 261
Changes in other temporary investments - net                                          150,000            -       150,000
Decommissioning trust contributions and realized change in trust assets               (27,894)     (38,842)       10,948
Other regulatory investments                                                          (29,755)     (56,722)       29,967
Other                                                                                  (2,690)      52,580       (55,270)
										     --------     --------      --------
Net cash flow used in investing activities                                           (493,105)  (1,241,959)      748,854
										     --------     --------      --------


			       FINANCING ACTIVITIES
  Proceeds from the issuance of:
    Long-term debt                                                                    239,431       90,382       149,049
    Common stock                                                                      112,705       59,304        53,401
  Retirement of:
    Long-term debt                                                                   (910,908)    (126,156)     (784,752)
  Repurchase of common stock                                                                -       (7,813)        7,813
  Redemption of preferred stock                                                        (1,403)      (4,574)        3,171
  Changes in short-term borrowings - net                                              394,333       95,000       299,333
  Dividends paid:
     Common stock                                                                    (147,328)    (134,760)      (12,568)
     Preferred stock                                                                  (11,873)     (11,214)         (659)
										     --------     --------      --------
Net cash flow used in financing activities                                           (325,043)     (39,831)     (285,212)
										     --------     --------      --------

Effect of exchange rates on cash and cash equivalents                                  (5,748)      (2,638)       (3,110)
										     --------     --------      --------

Net increase (decrease) in cash and cash equivalents                                  (20,913)    (683,729)      662,816

Cash and cash equivalents at beginning of period                                      751,573    1,382,424      (630,851)
										     --------   ----------     ---------

Cash and cash equivalents at end of period                                           $730,660   $  698,695      $ 31,965
										     ========   ==========     =========





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